                       STATEMENT OF ADDITIONAL INFORMATION

                   SCHWAB MUNICIPAL MONEY FUNDS - SWEEP SHARES

                           SCHWAB MUNICIPAL MONEY FUND
                     SCHWAB CALIFORNIA MUNICIPAL MONEY FUND
                      SCHWAB NEW YORK MUNICIPAL MONEY FUND
                     SCHWAB NEW JERSEY MUNICIPAL MONEY FUND
                    SCHWAB PENNSYLVANIA MUNICIPAL MONEY FUND
                       SCHWAB FLORIDA MUNICIPAL MONEY FUND
                    SCHWAB MASSACHUSETTS MUNICIPAL MONEY FUND

                         VALUE ADVANTAGE INVESTMENTS(R)

             SCHWAB MUNICIPAL MONEY FUND - VALUE ADVANTAGE SHARES(TM)
               SCHWAB MUNICIPAL MONEY FUND - INSTITUTIONAL SHARES
                 SCHWAB MUNICIPAL MONEY FUND - SELECT SHARES(R)
        SCHWAB CALIFORNIA MUNICIPAL MONEY FUND - VALUE ADVANTAGE SHARES(TM)
         SCHWAB NEW YORK MUNICIPAL MONEY FUND - VALUE ADVANTAGE SHARES(TM)

                                 APRIL 29, 2004

                            AS AMENDED JULY 15, 2004

The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with each fund's prospectus dated April 29, 2004 (as amended from time to time).

To obtain a free copy of a prospectus, please contact SchwabFunds(R) at 1-800-435-4000 or write to the funds at P.O. Box 3812, Englewood, Colorado 80155-3812. For TDD service call 1-800-345-2550. The prospectus also may be available on the Internet at: http://www.schwab.com/schwabfunds.

The funds' most recent annual reports are separate documents supplied with the SAI and include the funds' audited financial statements, which are incorporated by reference into this SAI.

  Each Fund is a series of The Charles Schwab Family of Funds (the Trust). The Trust and Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios are collectively referred to as the SchwabFunds.

                                TABLE OF CONTENTS

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INVESTMENT OBJECTIVES, STRATEGIES, SECURITIES,
RISKS AND LIMITATIONS..........................................................................     2
MANAGEMENT OF THE FUNDS........................................................................    22
DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES..............................................    34
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES............................................    40
INVESTMENT ADVISORY AND OTHER SERVICES.........................................................    40
BROKERAGE ALLOCATION AND OTHER PRACTICES.......................................................    43
DESCRIPTION OF THE TRUST.......................................................................    45
PURCHASE, REDEMPTION AND PRICING OF SHARES AND DELIVERY OF SHAREHOLDER DOCUMENTS...............    46
TAXATION.......................................................................................    48
APPENDIX-RATINGS OF INVESTMENT SECURITIES......................................................    55

      INVESTMENT OBJECTIVES, STRATEGIES, SECURITIES, RISKS AND LIMITATIONS

                              INVESTMENT OBJECTIVES

Schwab Municipal Money Fund seeks the highest current income that is consistent with stability of capital and liquidity, and that is exempt from federal income tax.

Schwab California Municipal Money Fund seeks the highest current income that is consistent with stability of capital and liquidity, and that is exempt from federal and California personal income tax.

Schwab New York Municipal Money Fund seeks the highest current income that is consistent with stability of capital and liquidity, and that is exempt from federal and New York state and local personal income tax.

Schwab New Jersey Municipal Money Fund seeks the highest current income that is consistent with stability of capital and liquidity, and that is exempt from federal and New Jersey personal income tax.

Schwab Pennsylvania Municipal Money Fund seeks the highest current income that is consistent with stability of capital and liquidity, and that is exempt from federal and Pennsylvania personal income tax.

Schwab Florida Municipal Money Fund seeks the highest current income exempt from federal income tax that is consistent with stability of capital and liquidity, and also seeks to have its shares exempt from the Florida intangible tax.

Schwab Massachusetts Municipal Money Fund seeks the highest current income that is consistent with stability of capital and liquidity, and that is exempt from federal and Massachusetts personal income tax.

Each fund's investment objective may be changed only by vote of a majority of its outstanding voting shares. There is no guarantee the funds will achieve their objectives. A majority of the outstanding voting shares of a fund means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of a fund are represented at the meeting; or (b) more than 50% of the outstanding voting shares of a fund.

The funds operate as money market funds and seek to comply with the requirements of Rule 2a-7 under the Investment Company Act of 1940 (the 1940 Act), as that Rule may be amended from time to time. The Rule's key provisions govern the maturity, quality and diversification of money market fund investments. For example, with respect to maturity, Rule 2a-7 currently provides that money funds limit their investments to securities with remaining maturities of 397 days or less, and maintain dollar-weighted average maturities of 90 days or less, both calculated as described in the Rule. In addition, money funds may only invest in high quality securities. The funds are also subject to strict diversification requirements under Rule 2a-7.

The following investment strategies, securities, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a fund's acquisition of such security or asset unless otherwise noted. Additionally, for purposes of calculating any restriction, an issuer shall be the entity deemed to be ultimately responsible for payments of interest and principal on the security pursuant to Rule 2a-7 under the 1940 Act unless otherwise noted.

                              INVESTMENT STRATEGIES

Schwab Municipal Money Fund (a national municipal money fund) seeks to achieve its investment objective by investing in municipal money market securities. Under normal circumstances, the fund will invest at least 80% of its net assets in municipal money market securities the interest from which is exempt from federal income tax. This policy may only be changed with shareholder approval. These investments may include securities that pay income that is subject to the Alternative Minimum Tax (AMT securities). The fund will count AMT securities toward satisfaction of the 80% basket in accordance with Rule 35d-1 under the 1940 Act. Also, for purposes of this policy, net assets mean net assets plus any borrowings for investment purposes.

Schwab California Municipal Money Fund (a state-specific municipal money fund) seeks to achieve its investment objective by investing in California municipal money market securities. Under normal circumstances, the fund will invest at least 80% of its net assets in municipal money market securities the interest from which is exempt from federal and California personal income tax. This policy may only be changed with shareholder approval. These investments may include securities that pay income that is subject to the Alternative Minimum Tax (AMT securities). The fund will count AMT securities toward satisfaction of the 80% basket in accordance with Rule 35d-1 under the 1940 Act. Also, for purposes of this policy, net assets mean net assets plus any borrowings for investment purposes.

Schwab New York Municipal Money Fund (a state-specific municipal money fund) seeks to achieve its investment objective by investing in New York municipal money market securities. Under normal circumstances, the fund will invest at least 80% of its net assets in municipal money market securities the interest from which is exempt from federal and New York state personal income tax. This policy may only be changed with shareholder approval. These investments may include securities that pay income that is subject to the Alternative Minimum Tax (AMT securities). The fund will count AMT securities toward satisfaction of the 80% basket in accordance with Rule 35d-1 under the 1940 Act. Also, for purposes of this policy, net assets mean net assets plus any borrowings for investment purposes.

Schwab New Jersey Municipal Money Fund (a state-specific municipal money fund) seeks to achieve its investment objective by investing in New Jersey municipal money market securities. Under normal circumstances, the fund will invest at least 80% of its net assets in municipal money market securities the interest from which is exempt from federal and New Jersey personal income tax. This policy may only be changed with shareholder approval. These investments include securities that pay income that is subject to the Alternative Minimum Tax (AMT securities). The fund will count AMT securities toward satisfaction of the 80% basket in accordance with Rule 35d-1 under the 1940 Act. Also, for purposes of this policy, net assets mean net assets plus any borrowings for investment purposes.

Schwab Pennsylvania Municipal Money Fund (a state-specific municipal money fund) seeks to achieve its investment objective by investing in Pennsylvania municipal money market securities. Under normal circumstances, the fund will invest at least 80% of its net assets in municipal money market securities the interest from which is exempt from federal and Pennsylvania personal income tax. This policy may only be changed with shareholder approval. These investments may include securities that pay income that is subject to the Alternative Minimum Tax (AMT securities). The fund will count AMT securities toward satisfaction of the 80% basket in accordance with Rule 35d-1 under the 1940 Act. Also, for purposes of this policy, net assets mean net assets plus any borrowings for investment purposes.

Schwab Florida Municipal Money Fund (a state-specific municipal money fund) seeks to achieve its investment objective by investing in Florida municipal money market securities. Under normal circumstances, the fund will invest at least 80% of its net assets in municipal money market securities the interest from which is exempt from federal income tax and so that its shares are exempt from the Florida intangible tax. This policy may only be changed with shareholder approval. These investments include securities that pay income that is subject to the Alternative Minimum Tax (AMT securities). The fund will count AMT securities toward satisfaction of the 80% basket in accordance with Rule 35d-1 under the 1940 Act. Also, for purposes of this policy, net asset means net assets plus any borrowings for investment purposes.

Schwab Massachusetts Municipal Money Fund (a state-specific municipal money fund) seeks to achieve its investment objective by investing in Massachusetts municipal money market securities. Under normal circumstances, the fund will invest at least 80% of its net assets in municipal money market securities the interest from which is exempt from federal and Massachusetts personal income tax. This policy may only be changed with shareholder approval. These investments include securities that pay income that is subject to the Alternative Minimum Tax (AMT securities). The fund will count AMT securities toward satisfaction of the 80% basket in accordance with Rule 35d-1 under the 1940 Act. Also, for purposes of this policy, net assets mean net assets plus any borrowings for investment purposes.

Not all investment securities or techniques discussed below are eligible investments for each fund. A fund will invest in securities or engage in techniques that are intended to help achieve its investment objective.

                         INVESTMENT SECURITIES AND RISKS

BORROWING may subject a fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. A fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. To avoid this, a fund will not purchase securities while borrowings are outstanding or will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission (SEC).

COMMERCIAL PAPER consists of short-term, promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.

CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry's securities. Each fund may invest more than 25% in private activity bonds and in municipal securities financing similar projects, which may cause the funds to be more sensitive to adverse economic, business or political developments.

CREDIT AND LIQUIDITY SUPPORTS or enhancements may be employed by issuers to reduce the credit risk of their securities. Credit supports include letters of credit, insurance and guarantees provided by foreign and domestic entities as well as moral obligations, which are sometimes issued with municipal securities. Liquidity supports include puts, demand features, and lines of credit. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to a fund.

DEBT SECURITIES are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically "IOUs," but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (the "principal") until it is paid back upon maturity.

Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest. Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all.

DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. A fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When a fund sells a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could suffer losses.

DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each fund is a series of an open-end investment management company. Each fund, except the Schwab Municipal Money Fund, is a non-diversified mutual fund. Each fund follows the regulations set forth by the SEC that dictate the diversification requirements for money market mutual funds, as such regulations may be amended or interpreted from time to time.

FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks and corporations or because they are traded principally overseas. Credit and liquidity supports also may be provided by foreign entities. Foreign securities in which a fund may invest include foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a fund will endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of a fund, and its ability to meet a large number of shareholder redemption requests.

Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Losses to a fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for a fund.

ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the fund has valued the instruments. The liquidity of a fund's investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

INTERFUND BORROWING AND LENDING allows the funds to borrow money from and/or lend money to other SchwabFunds(R). All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the SchwabFunds.

MONEY MARKET SECURITIES are high-quality, short-term debt securities that may be issued by entities such as the U.S. government, municipalities, corporations and financial institutions (like banks). Money market securities include commercial paper, promissory notes, certificates of deposit, banker's acceptances, notes and time deposits.

Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or these can be sold separately.

MUNICIPAL LEASES are obligations issued to finance the construction or acquisition of equipment or facilities. These obligations may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation interest in any of these obligations. Municipal leases may be considered illiquid investments. Additionally, municipal leases are generally subject to "nonappropriation risk," which is the risk that the municipality may terminate the lease because funds have not been allocated to make the necessary lease payments. The lessor would then be entitled to repossess the property, but the value of the property may be less to private sector entities than it would be to the municipality.

MUNICIPAL SECURITIES are debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations ("municipal issuers"). These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Municipal securities also may be issued to finance various private activities, including certain types of private activity bonds ("industrial development bonds" under prior law). These securities may be issued by or on behalf of public authorities to obtain funds to provide certain privately owned or operated facilities. The funds may not be desirable investments for "substantial users" of facilities financed by private activity bonds or industrial development bonds or for "related persons" of substantial users because distributions from the funds attributable to interest on such bonds may not be tax exempt. The funds may also acquire and hold "conduit securities," which are securities issued by a municipal issuer involving an arrangement or agreement with a person other than a municipal issuer to provide for, or secure repayment of, the securities. Shareholders should consult their own tax advisors regarding the potential effect on them (if any) of any investment in these funds.

Municipal securities may be owned directly or through participation interests, and include general obligation or revenue securities, tax-exempt commercial paper, notes and leases. The maturity date or price of and financial assets collateralizing a municipal money market security may be structured in order to make it qualify as or act like a municipal money market security. These securities may be subject to greater credit and interest rate risks than other municipal money market securities because of their structure.

Municipal securities generally are classified as "general obligation" or "revenue" and may be purchased directly or through participation interests. General obligation securities typically are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Revenue securities typically are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. Private activity bonds and industrial development bonds are, in most cases, revenue bonds and generally do not constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity bonds is frequently related to the credit standing of private corporations or other entities.

Examples of municipal securities that are issued with original maturities of 397 days or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds and tax-free commercial paper. Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of the receipt of property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality's issuance of a longer-term bond in the future. Revenue anticipation notes are issued in expectation of the receipt of other types of revenue, such as that available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period. Pre-refunded municipal bonds are bonds that are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. The funds may purchase other municipal securities similar to the foregoing that are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

The funds also may invest in moral obligation securities, which are normally issued by special purpose public authorities. If the issuer of a moral obligation security is unable to meet its obligation from current revenues, it may draw on a reserve fund. The state or municipality that created the entity has only a moral commitment, not a legal obligation, to restore the reserve fund.

The value of municipal securities may be affected by uncertainties with respect to the rights of holders of municipal securities in the event of bankruptcy or the taxation of municipal securities as a result of legislation or litigation. For example, under federal law, certain issuers of municipal securities may be authorized in certain circumstances to initiate bankruptcy proceedings without prior notice to or the consent of creditors. Such action could result in material adverse changes in the rights of holders of the securities. In addition, litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law, which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Municipal securities pay fixed, variable or floating rates of interest, which is meant to be exempt from federal income tax, and, typically personal income tax of a state or locality.

The investment adviser relies on the opinion of the issuer's counsel, which is rendered at the time the security is issued, to determine whether the security is fit, with respect to its validity and tax status, to be purchased by a fund.

PUTS, sometimes called demand features or guarantees, are agreements that allow the buyer of the put to sell a security at a specified price and time to the seller or "put provider." When a fund buys a security with a put feature, losses could occur if the put provider does not perform as agreed. Standby commitments are types of puts.

QUALITY OF INVESTMENTS. Each Fund follows regulations set forth by the SEC that dictate the quality requirements for money market mutual funds as such regulations may be amended or interpreted from time to time. These regulations require the funds to invest exclusively in high-quality securities. Generally, high-quality securities are securities that present minimal credit risks and are rated in one of the two highest rating categories by two nationally recognized statistical rating organizations (NRSROs), or by one if only one NRSRO has rated the securities, or, if unrated, determined to be of comparable quality by the investment adviser pursuant to guidelines adopted by the Board of Trustees. High-quality securities may be "first tier" or "second tier" securities. First tier securities may be rated within the highest category or determined to be of comparable quality by the investment adviser. Money market fund shares and U.S. government securities also are first tier securities. Second tier securities generally are rated within the second-highest category.

Should a security's high-quality rating change after purchase by a fund, the investment adviser would take such action, including no action, as determined to be in the best interest of the fund and as required by Rule 2a-7. For more information about the ratings assigned by some NRSROs, refer to the Appendix section of the SAI.

RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. For example, tender option bonds, commercial paper and other promissory notes may be issued under Section 4(2) of the Securities Act of 1933 and may be sold only to qualified institutional buyers, such as the funds, under Securities Act Rule 144A.

Restricted securities may be deemed liquid or illiquid. In order to be deemed liquid, a fund must be able to dispose of the security in the ordinary course of business at approximately the amount the fund has valued the security. In addition, the investment adviser must determine that an institutional or other market exists for these securities. In making this determination, the investment adviser may take into account any liquidity support associated with the security. It is not possible to predict with assurance whether the market for any restricted security will continue. Therefore, the investment adviser monitors a fund's investments in these securities, focusing on factors, such as valuation, liquidity and availability of information. To the extent a fund invests in restricted securities that are deemed liquid, the general level of illiquidity in a fund's portfolio may increase if buyers in that market become unwilling to purchase the securities.

SECURITIES OF OTHER INVESTMENT COMPANIES. Investment companies generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in securities such as stocks, bonds and money market instruments. The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. Because investment companies employ investment advisers and other service providers, investments by a fund into another investment company may cause shareholders to pay duplicative fees and incur expenses.

Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the SchwabFunds(R) an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds a Schwab fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with "funds of funds", including unnecessary costs (such as sales loads, advisory fees and administrative costs), and undue influence by the investing fund over the underlying fund. The conditions apply only when a Schwab fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

STATE-SPECIFIC MUNICIPAL MONEY FUNDS are municipal money market funds that invest at least 80% of their net assets in securities that pay income that is exempt from federal taxes and the taxes of a particular state. These funds may invest primarily and generally predominately in municipal money market securities issued by or on behalf of one state or one state's counties, municipalities, authorities or other subdivisions. They also may invest in securities issued by certain U.S. territories and possessions, such as Puerto Rico, that pay income that is exempt from federal and state income tax.

These funds' securities are subject to the same general risks associated with other municipal money market funds' securities. In addition, their values will be particularly affected by economic, political, geographic and demographic conditions and developments within the appropriate state. A fund that invests primarily in securities issued by a single state and its political subdivisions provides a greater level of risk than a fund that is diversified across numerous states and municipal entities. The ability of the state or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political and demographic conditions within the state; and the underlying fiscal condition of the state and its municipalities.

These funds are not suitable for investors who would not benefit from the tax-exempt character of each fund's investments, such as holders of IRAs, qualified retirement plans or other tax-exempt entities.

The following information is a brief summary of certain factors affecting the economies of the States of California, New York, Pennsylvania, Florida, New Jersey and Massachusetts. This information is generally derived from information that was published prior to the date of this SAI and does not purport to be a complete current description of such factors, nor does it represent a complete analysis of every factor affecting debt obligations of each State. Such information has not been independently verified. The information is not intended to indicate continuing or future trends in the condition, financial or otherwise, of these states or other issuers of these states' municipal securities. In addition, the ratings of Moody's, S&P and Fitch referred to below represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality.

CALIFORNIA. The following information constitutes only a brief summary, based primarily on one or more publicly available offering statements relating to debt offerings of California issuers, the latest of which is dated February 11, 2004.

The economy of the State of California (sometimes referred to herein as the "State") is the largest among the 50 states and one of the largest in the world. This diversified economy has major components in high technology, trade, entertainment, agriculture, tourism, construction and services. Certain of the State's significant industries are sensitive to trade disruptions in their export markets and the State's rate of economic growth, therefore, could be adversely affected by any such disruption.

California includes areas of geological instability and has in the past experienced major earthquakes that have resulted in significant economic damage. It is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four county area. The possibility exists that another such earthquake could create a major dislocation of the California economy and significantly affect State and local governmental budgets.

Since early 2001, the State has faced severe financial challenges, which may continue for several years. The State has experienced an economic recession in 2001 and a sluggish recovery in 2002 and 2003 (with greatest impacts in the high technology, internet, and telecommunications sectors, especially in Northern California), weakened exports, and most particularly, large stock market declines (with attendant declines in stock option values and capital gains realizations). These adverse fiscal and economic factors have resulted in a serious erosion of General Fund tax revenues.

The 2003 Budget Act forecasted $73.4 billion in General Fund revenues and transfers and $71.1 billion in expenditures. The 2003 Budget Act addressed its potential $39.4 billion gap between expenditures and resources through a combination of program reductions ($17.6 billion), fiscal recovery bonds ($10.7 billion), new revenues ($4.7 billion), funding shifts ($4.4 billion) and loans and other borrowing ($2.3 billion). At a special election held in October 2003, the Governor of the State, Gray Davis, was recalled and replaced by Arnold Schwarzenegger, who took office in November. Governor Schwarzenegger proposed placing a bond measure on the March 2004 ballot which would authorize the issuance of up to $15 billion of economic recovery bonds to replace the fiscal recovery bonds authorized by the 2003 Budget Act. On March 2, 2004, California voters approved both the fiscal recovery bonds and a related balanced budget amendment. The bond measure authorizes the State to issue up to $15 billion in bonds to finance the negative General Fund balance at June 30, 2004 and create a $3.0 billion "Deficit Recovery Fund" to offset General Fund spending in 2004-05. The State intends to issue the economic recovery bonds prior to the end of June when approximately $14 billion in previously issued revenue anticipation notes and warrants mature.

The balanced budget amendment will require the State to adopt and maintain a balanced budget, establish a reserve and restrict future long-term deficit related borrowing.

In December 2003, the Governor proposed additional reductions totaling $3.9 billion ($2.3 billion in 2003-04 and $1.6 billion in 2004-05), which are presently being considered by the Legislature. These proposals include reductions to Medi-Cal payments and the cancellation of a highway and transit improvement program adopted in calendar year 2000.

The 2004-05 Governor's Budget, released on January 9, 2004, projects General Fund revenues for 2003-04 of $77.6 billion, an increase of $4.3 billion compared with 2003 Budget Act estimates (including a $2 billion increase in major tax revenues due to the improved economic forecast and $3 billion in additional bond proceeds). This budget also forecasts General Fund expenditures for 2003-04 of $78.0 billion, an increase of $6.9 billion compared with 2003 Budget Act estimates (including $2.65 billion in expenditures for vehicle license fee backfill payments to local governments which were suspended by Governor Davis in July 2003, but resumed by Governor Schwarzenegger in November 2003).

The 2004-05 Governor's Budget reported that, in the absence of corrective actions to change existing policies, operating deficits, estimated at $14 billion for fiscal 2004-05, would continue to be incurred. This budget projected General Fund revenues for 2004-05 of $76.4 billion, a decrease of $1.2 billion compared with revised estimates for 2003-04. General Fund expenditures were projected at $76.1 billion, a decrease of $2.0 billion compared with revised estimates for 2003-04. The 2004-05 Budget includes $7.3 billion in program reductions and related cost savings in 2003-04 and 2004-05 combined. Finally, the budget proposes a $1.3 billion property tax shift from local governments to schools. These proposed spending cuts are controversial and there can be no assurance which will eventually be enacted by the Legislature.

In its January 2004 report, the Legislative Analyst's Office observed that even with spending reductions, the 2004-05 Budget does not fully address the state's ongoing budget problem - leaving a roughly $6 billion shortfall between expenditures and revenues in 2005-06. The report concludes that additional savings proposals or revenue increases will be necessary to resolve the State's "chronic budget crisis."

It cannot be predicted what actions will be taken in the future by the Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

As of March 10, 2004, the State's general obligation bonds were rated Baa1 by Moody's, BBB by Standard & Poor's, and BBB by Fitch Ratings. In December 2003, Fitch Ratings lowered the State's general obligation bond rating to BBB from A without removing the negative watch on the rating indicating the potential for further downgrade, citing California's heavy reliance on the completion of an increased deficit financing, the tremendous amount of measures needed to close a widening budget gap, and the decision to submit the deficit bonds and the balanced budget proposal for the March 2004 election, which would inject another element of uncertainty. Also in December 2003, Moody's lowered its rating to Baa1 from A3 and stated that the downgrade reflects the State's recent action to cut the Vehicle License Fee, with immediate effect, as well as the continuing inability to reach political consensus on solutions to its budget and financial problems. Moody's kept a negative outlook on the State's rating but changed the status to stable following the passage of the deficit bond and balanced budget proposals in March, 2004. In July 2003, Standard and Poor's lowered its rating to BBB from A with a stable outlook on the rating, citing the lack of progress in adopting a fiscal 2004 budget and the gubernatorial recall election as reasons for the downgrade. However, Standard and Poor's stated that further credit deterioration in the short term is unlikely absent a severe cash flow crisis. However, following the passage of the deficit bond and balanced budget proposals Standard and Poor's placed the State's rating on positive watch. It is not presently possible to determine whether, or the extent to which, Moody's, S&P or Fitch Ratings will change such ratings in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to over 10,000,000 (Los Angeles). The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978 and later constitutional amendments, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to impose or raise various taxes, fees, charges and assessments without voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services. Some local governments in California have experienced notable financial difficulties, including Los Angeles County and Orange County, and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent.

The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.
Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment that changed State funding of public education below the university level and the operation of the State appropriations funding, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools. Because of the complexities of Article XIII B, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, the impact of this or related legislation can not be predicted.

Other Constitutional amendments affecting State and local taxes and appropriations have been proposed from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local Governments or appropriate revenues as mandated by such initiatives. Propositions such as Proposition 98 and others that may be adopted in the future, may place increasing pressure on the State's budget over future years, potentially reducing resources available for other State programs, especially to the extent the Article XIII B spending limit would restrain the State's ability to fund such other programs by raising taxes.

A program to offset a portion of the vehicle license fees ("VLF") paid by vehicle owners for the benefit of local governments was established in 1998. This offset provided tax relief of $3.985 billion in 2002-03. Since 1999, the General Fund has "backfilled" the offset so that the tax relief did not result in a revenue loss to local governments. The legislation that established the VLF offset program also provided that if there were insufficient General Fund moneys to fully "backfill" the VLF offset, the percentage offset would be reduced proportionately (i.e., the license fee payable by drivers would be increased) to assure that local governments are not disadvantaged. In June 2003, it was determined that insufficient General Fund moneys were available to continue to fund any portion of the VLF offsets to local governments as of that date. Accordingly, in October 2003, the VLF paid by taxpayers returned to pre-1999 levels. In his first days in office, Governor Schwarzenegger rescinded the VLF increase retroactive to October 1 and his 2004-05 Budget proposes to fully fund the backfill payments. Backfill payments totaling $2.65 billion and $4.06 billion are anticipated to be paid to local governments in fiscal years 2003-04 and 2004-05, respectively. The Legislature has authorized the repayment in August 2006 of approximately $1.3 billion that was not received by local governments during the time period between the suspension of the offsets and the implementation of the higher fees.

The State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State might require the State to make significant future expenditures or impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation or estimate the potential impact on the ability of the State to pay debt service costs on its obligations.

NEW YORK. New York State is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. The engine of growth for the State in the past decade has been the surge in financial and other services, especially in New York City. Manufacturing centers in upstate New York, which more closely parallel the midwestern economy, suffered during the 1970s and early 1980s. The upstate economy continues to be characterized by cities with aging populations and aging manufacturing plants.

The fiscal stability of New York State is related to the fiscal stability of the State's municipalities, its Agencies and Authorities (which generally finance, construct and operate revenue-producing public benefit facilities). This is due in part to the fact that Agencies, Authorities and local governments in financial trouble often seek State financial assistance. The experience has been that if New York City or any of the Agencies or Authorities suffers serious financial difficulty, both the ability of the State, the City, the State's political subdivisions, the Agencies and the Authorities to obtain financing in the public credit markets and the market price of outstanding New York tax-exempt securities are adversely affected. Over the long term, the State and City face potential economic problems. The City accounts for a large portion of the State's population and personal income, and the City's financial health affects the State in numerous ways. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements.

The combined state and local taxes of residents of the State, and particularly of residents of New York City, are among the highest in the country, which may limit the ability of the State and its localities to raise additional revenue. In addition, combined state and local debt per capita in the State is significantly above the national average and debt service expenditures have represented an increasing claim on State and local budgets.

New York State. On March 31, 2003, the State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2003-04 fiscal year. On May 2, 2003, the Legislature completed action on the remaining appropriations and accompanying legislation constituting the budget for the 2003-04 fiscal year. The Governor vetoed substantial portions of the budget revisions enacted by the Legislature, but the Legislature overrode the vetoes on May 15, 2003. Accordingly, the Department of Budget issued the Enacted Budget

Financial Plan on May 28, 2003, that reflected final action on the 2003-04 State Budget by the Legislature.

At mid-year, the State's 2003-04 Financial Plan remains solidly balanced based on the availability of one-time Federal aid that was authorized after this year's budget was enacted. While these receipts help to ensure balance in the current year, the State continues to face a significant financial gap in 2004-05. Revenue actions enacted by the Legislature over the Governor's objection continue to perform as anticipated, with no appreciable receipt collections from several newly authorized sources. Moreover, while the potential for improved performance from the financial services sector shows some promise, the level of revenue from tax law changes has not materialized to the extent anticipated by the Legislature at the time of their enactment. At the same time, governmental spending on economically sensitive entitlement programs is running higher than expected as the State's economic recovery remains anemic. Taken together, these factors represent a fiscal challenge for the 2004-05 fiscal year and beyond. As of the State's Mid-Year Report, the imbalance between anticipated receipts and disbursements for the 2004-05 fiscal year remains at approximately $5 billion to $6 billion.

As of the date of this SAI, S&P rates the State's general obligation bonds AA, Moody's rates the State's general obligation bonds A2, and Fitch rates the State's general obligation bonds AA-. In May 2003, S&P changed its outlook on the State to negative. In December 2002, Moody's changed its rating of the State's outlook from positive to stable. When compared with the average ratings among other states of full faith and credit state debt obligations, the credit risk associated with obligations of the State and its agencies and authorities, including general obligation and revenue bonds, "moral obligation" bonds, lease debt, appropriation debt and notes is somewhat higher than average. Moreover, the credit quality of such obligations may be more volatile insofar as the state's credit rating has historically been upgraded and downgraded much more frequently than most other states.

New York City. As required by law, the City prepares a four-year annual Financial Plan, which is reviewed and revised on a quarterly basis and includes the City's capital, revenue, and expense projections, and outlines proposed gap-closing programs for years with projected budget gaps.

On June 30, 2003, the City submitted to the State Financial Control Board the Financial Plan for the 2003 through 2007 fiscal years, which relates to the City and certain entities which receive funds from the City, and which reflects changes as a result of the City's expense and capital budgets for the 2004 fiscal year which were adopted on June 27, 2003. The Financial Plan projects revenues and expenditures for the 2003 and 2004 fiscal years balanced in accordance with GAAP, and projects gaps of $2.0 billion, $3.2 billion, and $3.3 billion for fiscal years 2005, 2006, and 2007, respectively.

As of the date of this SAI, Moody's, S&P and Fitch currently rate the City's outstanding general obligation bonds A2, A and A+, respectively. In January 2004, Moody's changed the City's outlook to stable from negative. S&P changed its outlook for the City from negative to stable in May 2003. Currently, Fitch has a stable outlook on the City.

PENNSYLVANIA. Pennsylvania had historically been identified as a heavy industry state. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined. The Commonwealth's business environment readjusted with a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment, and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions.

As of the date of this SAI, all outstanding general obligation bonds of the Commonwealth are rated AA by S&P (stable outlook), Aa2 by Moody's (stable outlook) and AA by Fitch. Factors contributing positively to the credit quality in Pennsylvania include a favorable debt structure, a diversified economic base, and conservatively managed financial operations on the part of state government. The City of Philadelphia's long-term obligations supported by payments from the City's General Fund are rated BBB by S&P with a stable outlook, Baa1 (underlying rating only) by Moody's with a negative outlook and A- by Fitch with a stable outlook (underlying rating only), as of the date of this SAI. The credit prospects of Philadelphia, which had been placed under oversight in the 1990s, have significantly improved but remain a challenge to the credit quality of Pennsylvania, longer term. Because of on-going structural budget imbalance, the City of Pittsburgh's credit rating was downgraded three times by Moody's in October and November 2003 and is currently Bal and remains on negative watch for potential further downgrade. In October 2003, S&P downgraded its rating on Pittsburgh to BB from A- but in February 2004, added a positive rating outlook. Fitch's current rating on Pittsburgh is BB and the City has been placed on a negative watch. The State has made a preliminary finding that the City is in fiscal distress.

Following five years of budgetary surpluses, fiscal year 2002 saw a revenue shortfall resulting from the economic slowdown, stock market decline and weakening of corporate profits. Despite modest expenditure reductions and increases revenue transfers, operations were balanced by effectively depleting the State's Tax Stabilization Reserve Fund. In fiscal year 2003, economic growth in the nation and the state failed to achieve the projections used to estimate 2003 revenues. At June 30, 2003 (the end of the fiscal year), General Fund collections were below estimates and expenditures from fiscal 2003 appropriations were below the original appropriation levels.

In fiscal year 2004, the Governor's proposed budget included tax, fee and other revenue increases requiring legislative approval. In his original budget the Governor proposed two major program expansions. In education, the Governor proposed an increased subsidy payment to school districts by the Commonwealth funded by taxes realized from the legalization of slot machines at racetracks in the state, an increase in the state personal income tax and other tax rate and fee increases. The Governor also proposed an economic stimulus plan for the Commonwealth to provide additional funding to be combined with private investments to invest in economic development projects within the state.

The General Assembly originally enacted portions of the Governor's budget proposal but did not approve any of the proposed tax, fee or other revenue proposals nor any of the education or economic development program expansions requested by the Governor. In a compromise reached in December 2003, the 2004 budget was completed. The December 2003 legislation resulted in enactment of tax, fee and other revenue increases and a spending package that would open up the flow of state money to local school districts. The Governor's property tax reform, economic stimulus and expanded gambling proposals were not enacted but may be the subject of consideration in the fiscal 2005 budget talks.

FLORIDA. The State of Florida's economy is characterized by a large service sector, a dependence on the tourism and construction industries, and a large retirement population. Its primary vulnerability is exposure to the business cycle affecting both the tourism and construction sectors. The management of rapid growth has been the major challenge facing state and local governments. As this growth continues, particularly within the retirement population, the demand for both public and private services will increase, which may strain the service sector's capacity and impede the state's budget balancing efforts.

As of the date of this SAI, Florida's general obligation bonds have been rated in the AA category by both S&P (currently AA+) and Moody (currently Aa2) for over two decades with a stable rating outlook. Currently, Fitch also rates Florida's general obligation bonds AA with a stable outlook.

Debt levels in the State of Florida are moderate to high, reflecting the tremendous capital demands associated with rapid population growth. Florida is unusual among states in that all general obligation "full faith and credit" debt issues of municipalities must be approved by public referendum and are, therefore, relatively rare. Most debt instruments issued by local municipalities and authorities have a more narrow pledge of security, such as a sales tax stream, special assessment revenue, user fees, utility taxes, or fuel taxes. The State of Florida issues general obligation debt for a variety of purposes; however, the State Constitution requires a specific revenue stream to be pledged to State general obligation bonds as well.

The state of Florida is heavily dependent upon sales tax with nearly three-quarters of the state's general fund revenues being derived from sales and use taxes, which makes the state's general fund vulnerable to recession. This dependence upon sales tax, combined with economic recession, has resulted in budgetary shortfalls in the past. Florida has reacted to preserve an adequate financial position primarily through expenditure reductions. State officials, however, still face tremendous capital and operating pressures due to the growth that will continue to strain the state's narrow revenue base. As a counterbalance to the dependence on the historically volatile sales tax, the state enacted a constitutional amendment establishing a Budget Stabilization Fund and has since made yearly deposits to that Fund. For fiscal year 2004, the state set aside remains at $959 million for the Fund, meeting the required minimum Fund level of 5% of General Fund revenues. General Fund revenues and sales tax revenues are budgeted to increase by 2.6% and 5.2% respectively, in fiscal year 2004. General Fund spending is budgeted to increase by 6.8% in fiscal year 2004.

Recently voters approved a plan to reduce public school class size; funding for the program, the cost of which is substantial, is expected to further pressure the State's and local school districts' budgets. Future budgets may require a wider revenue base to meet such demands; the most likely candidate for such revenue enhancement may be a tax on consumer services, although this was tried unsuccessfully in the 1980s. The creation of a Florida personal income tax is a very remote possibility, since it would require an amendment to the State's Constitution and a higher level of political support than has currently been generated.

Further, in his fiscal 2004-2005 budget proposal, Governor Bush proposed a one-third reduction in the intangible personal property tax rate from 1 mill to
0.667 mills. The rate reduction would mark the first phase of a three-year plan to eliminate the tax. It cannot be predicted whether or not the governor's proposal will be enacted or modified from the plan currently proposed prior to adoption of the State budget.

NEW JERSEY. As was true of most states in 2002 and 2003, the State's financial position deteriorated as a result of the softened economy, under-performing revenues and a structurally unbalanced budget. In March 2002, Moody's downgraded New Jersey from Aa1 to Aa2 and continues to maintain a negative outlook. The downgrade reflected the sudden negative effect on the state's budget from revenue losses resulting from the depressed stock market and weakened financial services industry, which combined with across the board spending pressures and substantially reduced reserves are expected to strain state finances over the next two years. In June, 2002, S&P downgraded New Jersey from AA+ to AA citing the downward revision in revenues and decrease in reserves leading to reduced financial flexibility and the increased likelihood that it would require several years to bring the state's budget into structural balance. In January 2003, S&P gave the State a stable outlook on its rating. As of the date of this SAI, Fitch maintains a rating of AA on New Jersey's general obligation bonds with a stable rating watch. In general, New Jersey's credit quality reflects the diversification of its economy, a manageable but growing debt position and wealth levels much higher than the national average. The credit risk associated with direct obligations of the State of New Jersey and state agencies, including general obligation and revenue bonds, and lease debt, compares favorably to that of other states.

The State's debt burden is manageable in relation to the State's wealth and resources, but has increased significantly since 1991 as the State has financed capital outlays previously funded out of current revenues such as transportation improvements and pension liabilities. Tax-supported debt as measured against income and population is now among the highest in the U.S. Debt levels are expected to continue to increase as the state and the local school districts borrow in association with the School Construction Program. In 2003, the State Supreme Court, which in 2002 approved the constitutionality of State lease debt issued to finance the School Construction Program, approved the constitutionality of State lease debt issued for other purposes. A positive credit factor for local government in New Jersey is the strong state oversight of local government operations. The State can and has seized control of mismanaged jurisdictions. In addition, the State guarantees the debt service of many local government bond issues such as those for school districts. Despite the strengths of New Jersey credit quality, there are risks. New Jersey has a number of older urban centers, including Newark and Camden, which present a continuing vulnerability with respect to economic and social problems. The cost of financing solid waste management continues to be a challenge to local government. There is pressure for property tax reform, and this too could adversely affect State finances in the future.

MASSACHUSETTS. The Commonwealth of Massachusetts has a highly developed economy with a large service sector, particularly in health care, high technology, financial services and education. The economic downturn that began in 2001 has affected the high technology and financial services industries in Massachusetts and has resulted in increased unemployment and reduced tax revenue to the Commonwealth. However, since 1994, the unemployment rate in Massachusetts has remained below the national average.

In October 2002, Moody's revised the outlook on Massachusetts from stable to negative, citing declines in tax revenue collections. Moody's has maintained its negative outlook in light of continued budget challenges the Commonwealth faces for the near term. S&P's AA- rating has a stable outlook. Fitch's AA- rating does not currently have a rating outlook for the State.

The Commonwealth faced significant declines in tax revenue receipts in 2002 and 2003. In 2004, tax revenue is projected to remain stable at this lower level or recover slowly. Budget shortfalls resulting from reduced tax revenue have required the Commonwealth to draw heavily upon accumulated reserve funds and to undertake reductions in spending on a broad variety of programs and services, including extending the state pension funding schedule and curtailing certain Medicaid benefits. Reserve funds are not anticipated to be sufficient to balance the Commonwealth's budget in 2004 without additional spending reductions or tax increases.

The tax on personal property and real estate is the largest source of tax revenues available to Massachusetts cities and towns. "Proposition 2 1/2," limits the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of certain debt service. To offset shortfalls experienced by local governments as a result of Proposition 2 1/2, the Commonwealth has significantly increased direct local aid, but this aid was reduced in FY 2003 and FY 2004 in response to budget stress.

Commonwealth debt levels remain well above average. In 2003, total debt was 8.4% of personal income, the second highest in the United States, where the median is 2.2%. In addition to this debt, the Commonwealth currently has significant unfunded liabilities relating to its pension funds.

TAXABLE SECURITIES. Under normal conditions, the funds do not intend to invest in securities in which interest is subject to federal income and/or state and local personal income taxes. However, from time to time, as a defensive measure or under abnormal market conditions, the funds may make temporary investments in securities, the interest on which is subject to federal income and/or state and local personal income taxes.

TEMPORARY DEFENSIVE INVESTMENTS. During unusual market conditions, the Schwab Municipal Money Fund(TM) Institutional Shares and Select Shares(R), Schwab Municipal Money Fund(TM) - Value Advantage Shares(TM), Schwab California Municipal Money Fund(TM) - Value Advantage Shares(TM), Schwab New York Municipal Money Fund(TM) - Value Advantage Shares(TM), Schwab Municipal Money Fund - Sweep Shares, Schwab California Municipal Money Fund - Sweep Shares, Schwab New York Municipal Money Fund-Sweep Shares, Schwab New Jersey Municipal Money Fund, Schwab Pennsylvania Municipal Money Fund, Schwab Florida Municipal Money Fund, and the Schwab Massachusetts Municipal Money Fund may invest in taxable money market securities as a temporary defensive measure.

U.S. GOVERNMENT SECURITIES. Many U.S. government securities are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Securities such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or Sallie Mae) and the Federal Home Loan Bank (FHLB) maintain limited lines of credit with the U.S. Treasury. Others, such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB), are supported solely by the credit of the issuer. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities that a fund owns do not extend to shares of the fund itself. Although the risk of default with U.S. government securities is considered unlikely, any default on the part of a portfolio investment could cause a fund's share price or yield to fall.

U.S. TREASURY SECURITIES are obligations of the U.S. Treasury and include bills, notes and bonds. U.S. Treasury securities are backed by the full faith and credit of the United States government.

VARIABLE AND FLOATING RATE DEBT SECURITIES pay an interest rate, which is adjusted either periodically or at specific intervals or which floats continuously according to a formula or benchmark. Although these structures generally are intended to minimize the fluctuations in value that occur when interest rates rise and fall, some structures may be linked to a benchmark in such a way as to cause greater volatility to the security's value.

Some variable rate securities may be combined with a put or demand feature (variable rate demand securities) that entitles the holder to the right to demand repayment in full or to resell at a specific price and/or time. While the demand feature is intended to reduce credit risks, it is not always unconditional, and may make the securities more difficult to sell quickly without losses. There are risks involved with these securities because there may be no active secondary market for a particular variable rate demand security purchased by a fund. In addition, a fund may exercise only its demand rights at certain times. A fund could suffer losses in the event that the issuer defaults on its obligation.

Synthetic variable or floating rate securities include tender option bond receipts. Tender option bond receipts are derived from fixed-rate municipal bonds that are placed in a trust from which two classes of trust receipts are issued. These receipts represent proportionate interest in the underlying bonds. Interest payments are made on the bonds based upon a predetermined rate. Under certain circumstances, the holder of a trust receipt also may participate in any gain or loss on the sale of such bonds. Tender option bond trust receipts generally are structured as private placements and, accordingly, may be deemed to be restricted securities for purposes of a fund's investment limitations.

                             INVESTMENT LIMITATIONS

The following investment limitations may be changed only by vote of a majority of each fund's outstanding voting shares.

EACH OF SCHWAB MUNICIPAL MONEY FUND, SCHWAB CALIFORNIA MUNICIPAL MONEY FUND AND SCHWAB NEW YORK MUNICIPAL MONEY FUND MAY NOT:

(1) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(2) Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(3) Lend or borrow money, except to the extent permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(4) Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5) Pledge, mortgage or hypothecate any of its assets, except to the extent as permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(6) Issue senior securities, except to the extent as permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(7) Purchase securities or make investments other than in accordance with investment objectives and policies.

SCHWAB MUNICIPAL MONEY FUND MAY NOT:

(1) Purchase securities of any issuer unless consistent with the maintenance of its status as a diversified company under the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

EACH OF SCHWAB NEW JERSEY MUNICIPAL MONEY FUND, SCHWAB PENNSYLVANIA MUNICIPAL MONEY FUND, SCHWAB FLORIDA MUNICIPAL MONEY FUND AND SCHWAB MASSACHUSETTS MUNICIPAL MONEY FUND MAY NOT:

(1) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(2) Purchase or sell commodities, commodities contracts, futures contracts, or real estate, except as permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(3) Lend or borrow money, except as permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(4) Underwrite securities, except as permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(5) Pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(6) Issue senior securities, except as permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE POLICIES AND RESTRICTIONS.

Borrowing. The 1940 Act presently restricts a fund from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.

Concentration. The SEC presently defines concentration as investing 25% or more of a fund's net assets in an industry or group of industries, with certain exceptions. Municipal securities are not deemed to be issued by an issuer from a single industry or group of industries.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligations.

Real Estate. The 1940 Act does not directly restrict a fund's ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. The funds have adopted a fundamental policy that would permit direct investment in real estate. However, the funds have a non-fundamental investment limitation that prohibits them from investing directly in real estate. This non-fundamental policy may be changed only by vote of the funds' Board of Trustees.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

EACH FUND MAY NOT:

(1) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(2) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

(3) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

(4) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

(5) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

(6)   Invest more than 10% of its net assets in illiquid securities.

(7) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

THE SCHWAB MUNICIPAL MONEY FUND MAY NOT:

(1) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry, group of industries or in any one state (although securities issued by government or political subdivisions of governments are not considered to be securities subject to this industry concentration restriction).

THE SCHWAB CALIFORNIA MUNICIPAL MONEY FUND, THE SCHWAB NEW YORK MUNICIPAL MONEY FUND, THE SCHWAB NEW JERSEY MUNICIPAL MONEY FUND, THE SCHWAB PENNSYLVANIA MUNICIPAL MONEY FUND, THE SCHWAB FLORIDA MUNICIPAL MONEY FUND AND THE SCHWAB MASSACHUSETTS MUNICIPAL MONEY FUND MAY NOT:

(1) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (although securities issued by government or political subdivisions of governments are not considered to be securities subject to this industry concentration restriction).

Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of the fund's acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing, any subsequent change in net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a fund to exceed its limitation, the fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

                             MANAGEMENT OF THE FUNDS

Each fund is overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of each fund. The trustees met 6 times during the most recent fiscal year.

Certain trustees are "interested persons." A trustee may be considered an interested person of the Trust under the 1940 Act if he or she is an officer, director, or employee of Charles Schwab Investment Management, Inc. ("CSIM") or Charles Schwab & Co., Inc. ("Schwab"). A trustee also may be considered an interested person of the Trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation, a publicly traded company and the parent company of the funds' investment adviser and distributor.

Each of the below-referenced officers and/or trustees also serves in the same capacity as described for the Trust, for Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, which, as of April 29, 2004, included 49 funds. On January 30, 2004, CSIM became the investment adviser of the Laudus Trust and the Laudus Variable Insurance Trust (the SchwabFunds, Laudus Trust and Laudus Variable Insurance Trust are collectively referred to herein as the "fund complex"). As of April 29, 2004, the fund complex consisted on 61 funds. Ms. Byerwalter and Messrs. Hasler and Lyons also serve as trustees for the Laudus Trust and the Laudus Variable Insurance Trust, therefore, each of these trustees oversees all 61 funds in the fund complex. The address of each individual listed below is 101 Montgomery Street, San Francisco, California 94104.

Each officer's and trustee's principal occupations during the past five years, other directorships and affiliations, if any, with The Charles Schwab Corporation, Schwab and CSIM are as follows:


                                             TERM OF
                                             OFFICE             PRINCIPAL
                                               AND             OCCUPATIONS
    NAME AND             POSITION(S)         LENGTH            DURING THE
    DATE OF               WITH THE           OF TIME            PAST FIVE             OTHER
     BIRTH                 TRUST            SERVED 1              YEARS            DIRECTORSHIPS
                                        INDEPENDENT TRUSTEES

DONALD F.                Trustee          Trustee of         Chief Executive
DORWARD                                   The Charles        Officer,
September 23,                             Schwab             Dorward &
1931                                      Family of          Associates
                                          Funds since        (corporate
                                          1989.              management,
                                                             marketing and
                                                             communications
                                                             consulting firm).
                                                             From 1996 to
                                                             1999, Executive
                                                             Vice President
                                                             and Managing
                                                             Director, Grey
                                                             Advertising.

ROBERT G.                Trustee          Trustee of         Chairman, Chief
HOLMES                                    The Charles        Executive
May 15, 1931                              Schwab             Officer and
                                          Family of          Director,
                                          Funds since        Semloh
                                          1989.              Financial, Inc.
                                                             (international
                                                             financial
                                                             services and
                                                             investment
                                                             advisory firm).

DONALD R.                Trustee          Trustee of         Managing
STEPHENS                                  The Charles        Partner, D.R.

-----------------
1 Trustees remain in office until they resign, retire or are removed by shareholder vote. The SchwabFunds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

June 28, 1938                             Schwab             Stephens &
                                          Family of          Company
                                          Funds since        (investments).
                                          1989.              Prior to 1996,
                                                             Chairman and
                                                             Chief Executive
                                                             Officer of North
                                                             American Trust
                                                             (real estate
                                                             investment
                                                             trust).

MICHAEL W.               Trustee          Trustee of         Chairman and
WILSEY                                    The Charles        Chief Executive
August 18, 1943                           Schwab             Officer, Wilsey
                                          Family of          Bennett, Inc.
                                          Funds since        (truck and air
                                          1989.              transportation,
                                                             real estate
                                                             investment and
                                                             management,
                                                             and
                                                             investments).

MARIANN                  Trustee          Trustee of         Chairman of          Ms. Byerwalter is on
BYERWALTER                                The Charles        JDN Corporate        the Board of
August 13, 1960                           Schwab             Advisory LLC.        Stanford University,
                                          Family of          From 1996 to         America First
                                          Funds since        2001, Ms.            Companies, Omaha,
                                          2000.              Byerwalter was       NE (venture
                                                             the Vice             capital/fund
                                                             President for        management),
                                                             Business Affairs     Redwood Trust, Inc.
                                                             and Chief            (mortgage finance),
                                                             Financial Officer    Stanford Hospitals
                                                             of Stanford          and Clinics, SRI
                                                             University and,      International
                                                             in 2001, Special     (research), PMI
                                                             Advisor to the       Group, Inc.
                                                             President of         (mortgage
                                                             Stanford             insurance), Lucile
                                                             University. 2        Packard Children's
                                                                                  Hospital; Director
                                                                                  until 2002,
                                                                                  LookSmart, Ltd. (an
                                                                                  Internet

-----------------
2 Charles R. Schwab, an interested trustee (see below) has served as a Trustee of Stanford University since December 1993. From 1996 to 2001, Ms. Byerwalter was Chief Financial Officer of Stanford.

                                                                                  infrastructure
                                                                                  company).

WILLIAM A.               Trustee          Trustee of         Co-Chief             Mr. Hasler is on the
HASLER                                    The Charles        Executive            Board of Airlease
November 22,                              Schwab             Officer, Aphton      Ltd. (aircraft
1941                                      Family of          Corporation          leasing), Mission
                                          Funds since        (bio-                West Properties
                                          2000.              pharmaceuticals)     (commercial real
                                                             . Prior to           estate), Stratex
                                                             August 1998,         Corp. (a network
                                                             Mr. Hasler was       equipment corporation),
                                                             Dean of the          Solectron
                                                             Haas School of       Corporation where
                                                             Business at the      he is also Non-
                                                             University of        Executive Chairman
                                                             California,          (manufacturing).
                                                             Berkeley (higher     Mr. Hasler is also
                                                             education).          the Public Governor
                                                                                  and member of the
                                                                                  Executive
                                                                                  Committee for
                                                                                  Pacific Stock &
                                                                                  Options Exchange.
                                                                                  Until 2004, Mr.
                                                                                  Hasler was on the
                                                                                  Board of Tenera,
                                                                                  Inc. (services and
                                                                                  software).

GERALD B.                Trustee          Trustee of         Since 1990,          Mr. Smith is also on the
SMITH                                     The Charles        Chairman and         Board of Rorento
September 28,                             Schwab             Chief Executive      N.V. (investments -
1950                                      Family of          Officer and          Netherlands)
                                          Funds since        founder of Smith     and Cooper Industries
                                          2000.              Graham & Co.         (electrical products,
                                                             (investment           tools and hardware),
                                                             advisors).           and is a member of
                                                                                  the audit committee
                                                                                  of Northern Border
                                                                                  Partners, L.P.
                                                                                  (energy); Director
                                                                                  until 2002, Pennzoil
                                                                                  Quaker State
                                                                                  Company (oil and
                                                                                  gas).

                                           INTERESTED TRUSTEES

CHARLES R.               Chairman         Chairman and       Chairman, The        Director, Siebel
SCHWAB 3                 and Trustee      Trustee of         Charles Schwab       Systems (a software
July 29, 1937                             The Charles        Corporation,         company) and Xign,
                                          Schwab             Charles Schwab       Inc. (a developer of
                                          Family of          & Co., Inc.,         electronic payment
                                          Funds since        Charles Schwab       systems); Trustee,
                                          1989.              Investment           Stanford University,
                                                             Management,          since 1993;
                                                             Inc.; Charles        Director,
                                                             Schwab               TrustMark, Inc.
                                                             Holdings (UK);       Director, The Gap,
                                                             Chief Executive      Inc. (clothing
                                                             Officer and          retailer), until May
                                                             Director, Schwab     2004; Director, The
                                                             Holdings, Inc.;      Charles Schwab
                                                             Chairman and         Trust Company,
                                                             Chief Executive      until July 2001
                                                             Officer, Schwab      Director,
                                                             (SIS) Holdings,      Audiobase, Inc.
                                                             Inc. I, Schwab       (full-service audio
                                                             International        solutions for the
                                                             Holdings, Inc.;      Internet), until
                                                             Director, U.S.       March 2002;
                                                             Trust                Vodaphone
                                                             Corporation,         AirTouch PLC (a
                                                             United States        telecommunications
                                                             Trust Company        company) until May
                                                             of New York;         2002.
                                                             Co-Chief
                                                             Executive
                                                             Officer until May
                                                             2003, The
                                                             Charles Schwab
                                                             Corporation.

DAWN                     Trustee          Trustee of         Vice Chairman -      Director of Wal-
LEPORE 3                                  The Charles        Technology,          Mart Stores, Inc.
March 21, 1954                            Schwab             Operations, and      and eBay Inc.
                                          Family of          Administration of
                                          Funds since        the Company and
                                          2003.              Schwab since July
                                                             2002

-----------------
3 In addition to their employment with the investment adviser and the distributor, Ms. Lepore, Mr. Schwab, Mr. Lyons, and certain of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation. Ms. Lepore and Messrs. Schwab and Lyons are Interested Trustees because they are employees of Schwab and/or the adviser.

                                                             and Vice
                                                             Chairman -
                                                             Technology and
                                                             Administration of
                                                             the Company and
                                                             Schwab from October
                                                             2001 to July 2002.
                                                             Ms. Lepore was Vice
                                                             Chairman and Chief
                                                             Information Officer
                                                             of the Company and
                                                             Schwab from 1999 to
                                                             October 2001 and
                                                             Executive Vice
                                                             President and Chief
                                                             Information Officer
                                                             of the
                                                             Company and
                                                             Schwab from
                                                             1993 to 1999.
                                                             Ms. Lepore
                                                             joined Schwab
                                                             in 1983.

JEFFREY M.               Trustee          Trustee of         Executive Vice
LYONS 3                                   The Charles        President, Asset
February 22, 1955                         Schwab             Management
                                          Family of          Products &
                                          Funds since        Services since
                                          2002.              September 2001,
                                                             Charles Schwab
                                                             & Co., Inc.  Prior
                                                             to September
                                                             2001, Mr. Lyons
                                                             was Executive
                                                             Vice President,
                                                             Mutual Funds,
                                                             Charles Schwab
                                                             & Co., Inc.

-----------------
3 In addition to their employment with the investment adviser and the distributor, Ms. Lepore, Mr. Schwab, Mr. Lyons, and certain of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation. Ms. Lepore and Messrs. Schwab and Lyons are Interested Trustees because they are employees of Schwab and/or the adviser.

                                    OFFICERS

                         President        Officer of The     President and
RANDALL W.               and Chief        Charles            Chief Executive
MERK                     Executive        Schwab             Officer, Charles
July 25, 1954            Officer          Family of          Schwab
                                          Funds since        Investment
                                          2002.              Management,
                                                             Inc. and
                                                             Executive Vice
                                                             President,
                                                             Charles Schwab
                                                             & Co., Inc.
                                                             Prior to
                                                             September 2002,
                                                             Mr. Merk was
                                                             President and
                                                             Chief Investment
                                                             Officer,
                                                             American
                                                             Century
                                                             Investment
                                                             Management,
                                                             and Director,
                                                             American
                                                             Century
                                                             Companies, Inc.
                                                             (June 2001 to
                                                             August 2002);
                                                             Chief Investment
                                                             Officer, Fixed
                                                             Income,
                                                             American
                                                             Century
                                                             Companies, Inc.
                                                             (January 1997 to
                                                             June 2001).

TAI-CHIN                 Treasurer        Officer of The     Senior Vice          Director, Charles
TUNG                     and Principal    Charles            President and        Schwab Asset
March 7, 1951            Financial        Schwab             Chief Financial      Management
                         Officer.         Family of          Officer, Charles     (Ireland) Limited
                                          Funds since        Schwab               and Charles Schwab
                                          1996.              Investment           Worldwide Funds
                                                             Management,          PLC.
                                                             Inc.; Vice
                                                             President, The
                                                             Charles Schwab
                                                             Trust Company.

STEPHEN B.               Senior Vice      Officer of The     Director, Senior
WARD                     President        Charles            Vice President
April 5, 1955            and Chief        Schwab             and Chief
                         Investment       Family of          Investment
                         Officer.         Funds since        Officer, Charles
                                          1991.              Schwab
                                                             Investment
                                                             Management,
                                                             Inc.; Chief
                                                             Investment
                                                             Officer, The
                                                             Charles Schwab
                                                             Trust Company.

KOJI E. FELTON           Secretary        Officer of The     Senior Vice
March 13, 1961                            Charles            President, Chief
                                          Schwab             Counsel and
                                          Family of          Assistant
                                          Funds since        Corporate
                                          1998.              Secretary,
                                                             Charles Schwab
                                                             Investment
                                                             Management,
                                                             Inc.  Prior to
                                                             June 1998, Mr.
                                                             Felton was a
                                                             Branch Chief in
                                                             Enforcement at
                                                             the U.S.
                                                             Securities and
                                                             Exchange
                                                             Commission in
                                                             San Francisco.

The continuation of each fund's investment advisory agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "interested persons" of any party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the investment advisory agreement for each fund. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the funds' investment adviser, as well as extensive data provided by third parties, and the Independent Trustees receive advice from counsel to the Independent Trustees.

At the May 3, 2003 meeting, the Board of Trustees, including a majority of independent trustees, approved the funds' investment advisory and administration agreement with CSIM based on its consideration and evaluation of a variety of specific factors such as: (1) the nature and quality of the services provided to the funds under the agreement; (2) the funds' expenses under the agreement and how those expenses compared to those of other comparable mutual funds; (3) each fund's investment performance and how it compared to that of other comparable mutual funds; and
(4) the profitability of CSIM and its affiliates, including Schwab, with respect to each fund, including both direct and indirect benefits accruing to CSIM and its affiliates.

First, with respect to the nature and quality of the services provided by CSIM to the funds, the trustees considered, among other things, CSIM's personnel, experience, track record and compliance program. The trustees also considered how Schwab's extensive branch network, around-the-clock access, Internet access, investment and research tools, telephone services, and array of account features benefit the funds. The trustees also considered Schwab's excellent reputation as a full service firm and its overall financial condition.

Second, with respect to the funds' expenses under the agreement, the trustees considered each fund's net operating expense ratio in comparison to those of other comparable mutual funds, such "peer groups" and comparisons having been selected and calculated by an independent third party. The trustees also considered the existence of any economies of scale and whether those were passed along to a fund's shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. The Board also considered information about average expense ratios of funds in each fund's respective peer group and the effects of CSIM's and Schwab's voluntary waiver of management and other fees to prevent total fund expenses from exceeding a specified cap.

Third, with respect to fund performance, the trustees considered each fund's performance relative to its peer group and appropriate indices/benchmarks, in light of total return and market trends. The trustees considered the composition of the peer group, selection criteria, and the reputation of the third party who prepared the analysis. In evaluating performance, the Board of Trustees considered both risk and shareholder risk expectations for a given fund.

Fourth, with regard to profitability, the trustees considered all compensation flowing to CSIM and its affiliates, directly or indirectly. In determining profitability of CSIM and its affiliates, the trustees reviewed management's profitability analyses with the assistance of independent accountants. The trustees also considered whether the levels of compensation and profitability under the agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the funds by CSIM and its affiliates.

In its deliberation, the Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the agreement and concluded that the compensation under the agreement is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.

                               TRUSTEE COMMITTEES

The Trust has an Audit/Portfolio Compliance Committee that is comprised of all of the independent trustees. This Committee reviews financial statements and other audit-related matters for the Trust; it does this at least quarterly and, if necessary, more frequently. The Committee met 4 times during the most recent fiscal year.

The Trust has a Nominating Committee, that is comprised of all of the independent trustees, which meets as often as deemed appropriate by the Committee for the primary purpose of nominating persons to serve as members of the Board of Trustees. This Committee did not meet during the most recent fiscal year. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Trustees.

The following table provides trustee compensation for the fiscal year ending December 31, 2003. Unless otherwise stated, information is for the fund complex. As of December 31, 2003, the fund complex consisted solely of the 49 series of the Trust, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios.

                                               ($)
                                      Aggregate Compensation
                                             From the:
                                                                               Pension or              ($)
                                             Schwab                            Retirement             Total
                             Schwab        California       Schwab New      Benefits Accrued       Compensation
                           Municipal       Municipal      York Municipal    as Part of Fund         from Fund
    Name of Trustee        Money Fund      Money Fund       Money Fund          Expenses             Complex
---------------------------------------------------------------------------------------------------------------
Charles R. Schwab                 0               0               0                N/A                        0

John Philip Coghlan 1             0               0               0                N/A                        0

Dawn Lepore 2                     0               0               0                N/A                        0

Jeffrey M. Lyons                  0               0               0                N/A                        0

Mariann Byerwalter           $8,452          $6,398          $4,232                N/A                 $153,025

Donald F. Dorward            $8,452          $6,398          $4,232                N/A                 $153,025

William A. Hasler            $8,452          $6,398          $4,232                N/A                 $153,025

Robert G. Holmes             $8,452          $6,398          $4,232                N/A                 $153,025

Gerald B. Smith              $8,452          $6,398          $4,232                N/A                 $153,025

Donald R. Stephens           $8,452          $6,398          $4,232                N/A                 $153,025

Michael W. Wilsey            $8,452          $6,398          $4,232                N/A                 $153,025

----------------------
1 Mr. Coghlan resigned from the board effective August 26, 2003.

2 Ms. Lepore was appointed to the board on August 26, 2003.

                                               ($)
                                      Aggregate Compensation
                                            From the:
                                                                                        Pension or
                    Schwab          Schwab         Schwab            Schwab             Retirement
                  New Jersey     Pennsylvania      Florida        Massachusetts      Benefits Accrued            ($)
   Name of        Municipal       Municipal       Municipal      Municipal Money     as Part of Fund      Total Compensation
   Trustee        Money Fund      Money Fund     Money Fund           Fund               Expenses         from Fund Complex
----------------------------------------------------------------------------------------------------------------------------
Charles R.
Schwab                   0               0               0              0                    N/A                        0

John Philip
Coghlan 1                0               0               0              0                    N/A                        0

Dawn Lepore 2            0               0               0              0                    N/A                        0

Jeffrey M.
Lyons                    0               0               0              0                    N/A                        0

Mariann
Byerwalter          $3,736          $3,678          $3,971         $1,985                    N/A                 $153,025

Donald F.
Dorward             $3,736          $3,678          $3,971         $1,985                    N/A                 $153,025

William A.
Hasler              $3,736          $3,678          $3,971         $1,985                    N/A                 $153,025

Robert G.
Holmes              $3,736          $3,678          $3,971         $1,985                    N/A                 $153,025

Gerald B.
Smith               $3,736          $3,678          $3,971         $1,985                    N/A                 $153,025

Donald R.
Stephens            $3,736          $3,678          $3,971         $1,985                    N/A                 $153,025

Michael W.
Wilsey              $3,736          $3,678          $3,971         $1,985                    N/A                 $153,025

1. Mr. Coghlan resigned from the board effective August 26, 2003.

2. Ms. Lepore was appointed to the board on August 26, 2003.

The following chart provides each trustee's equity ownership of a fund and ownership of all registered investment companies overseen by each trustee in the family of investment companies as of December 31, 2003.

                                               Dollar Range of Trustee
                                               Ownership of the Fund:
                                                                                             Aggregate Dollar Range Of
                                 Schwab         Schwab California         Schwab New         Trustee Ownership In the
                               Municipal         Municipal Money        York Municipal         Family of Investment
 Name of Trustee               Money Fund              Fund               Money Fund                Companies*
----------------------------------------------------------------------------------------------------------------------
Charles R. Schwab                 None            Over $100,000              None                 Over $100,000

Dawn Lepore                       None           $10,001-$50,000             None                $10,001-$50,000

Jeffrey M. Lyons                  None            Over $100,000              None                 Over $100,000

                                               Dollar Range of Trustee
                                               Ownership of the Fund:
                                                                                             Aggregate Dollar Range Of
                                 Schwab         Schwab California         Schwab New         Trustee Ownership In the
                               Municipal         Municipal Money        York Municipal         Family of Investment
 Name of Trustee               Money Fund              Fund               Money Fund                Companies*
----------------------------------------------------------------------------------------------------------------------
Mariann Byerwalter                None                 None                  None                 Over $100,000

Donald F. Dorward                 None                 None                  None                $10,001-$50,000

William A. Hasler                 None                 None                  None               $50,001-$100,000

Robert G. Holmes                  None                 None                  None                 Over $100,000

Gerald B. Smith                   None                 None                  None                 Over $100,000

Donald R. Stephens                None                 None                  None                 Over $100,000

Michael W. Wilsey                 None                 None                  None                 Over $100,000

                                                     Dollar Range of Trustee
                                                     Ownership of the Fund:

                                                                     Schwab
                                                      Schwab         Florida           Schwab            Aggregate Dollar Range
                                 Schwab New        Pennsylvania     Municipal       Massachusetts        Of Trustee Ownership In
                              Jersey Municipal      Municipal         Money        Municipal Money      the Family of Investment
 Name of Trustee                 Money Fund         Money Fund        Fund              Fund                   Companies*
 -------------------------------------------------------------------------------------------------------------------------------
Charles R. Schwab                   None               None            None             None                 Over $100,000

Dawn Lepore                         None               None            None             None                $10,001-$50,000

Jeffrey M. Lyons                    None               None            None             None                 Over $100,000

Mariann Byerwalter                  None               None            None             None                 Over $100,000

Donald F. Dorward                   None               None            None             None                $10,001-$50,000

William A. Hasler                   None               None            None             None               $50,001-$100,000

Robert G. Holmes                    None               None            None             None                 Over $100,000

Gerald B. Smith                     None               None            None             None                 Over $100,000

Donald R. Stephens                  None               None            None             None                 Over $100,000

Michael W. Wilsey                   None               None            None             None                 Over $100,000

* As of December 31, 2003, the Family of Investment Companies included the 49 series of the Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios.

                           DEFERRED COMPENSATION PLAN

      Independent Trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the Trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of SchwabFunds(R) selected by the trustee. Currently, none of the Independent Trustees has elected to participate in this plan.

                                 CODE OF ETHICS

      The funds, their investment adviser and Schwab have adopted a Code of Ethics (Code) as described under the 1940 Act. Subject to certain conditions or restrictions, the Code permits the trustees, directors, officers or advisory representatives of the funds or the investment adviser or the directors or officers of Schwab to buy or sell directly or indirectly securities for their own accounts. This includes securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser's Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.

                DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES

      Charles Schwab Investment Management ("CSIM"), as an investment adviser, is generally responsible for voting proxies with respect to the securities held in accounts of investment companies for which it provides discretionary investment management services. CSIM's Proxy Committee exercises and documents CSIM's responsibility with regard to voting of client proxies (the "Proxy Committee"). The Proxy Committee is composed of representatives of CSIM's Compliance, Fund Administration, Legal and Portfolio Management Departments, and chaired by CSIM's Chief Investment Officer. The Chairman of the Committee may appoint the remaining members of the Committee. The Proxy Committee reviews and, as necessary, may amend periodically these Procedures to address new or revised proxy voting policies or procedures. The policies stated in these Proxy Voting Policy and Procedures (the "CSIM Proxy Procedures") pertain to all of CSIM's clients.

      The Boards of Trustees (the "Trustees") of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, and Schwab Annuity Portfolios (collectively, the "Funds" or "SchwabFunds") has delegated the responsibility for voting proxies to CSIM through their respective Investment Advisory and Administration Agreements. The Trustees have adopted these Proxy Procedures with respect to proxies voted on behalf of the various SchwabFunds portfolios. CSIM will present amendments to the Trustees for approval. However, there may be circumstances where the Proxy Committee deems it advisable to amend the Proxy Procedures between regular SchwabFunds Board meetings. In such cases, the Trustees will be asked to ratify any changes at the next regular meeting of the Board.

      To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS is an independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping.

      PROXY VOTING POLICY

      For investment companies and other clients for which CSIM exercises its responsibility for voting proxies, it is CSIM's policy to vote proxies in the manner that CSIM and the Proxy Committee determine will maximize the economic benefit to CSIM's clients. In furtherance of this policy, the Proxy Committee has received and reviewed ISS's written proxy voting policies and procedures ("ISS's Proxy Procedures") and has determined that ISS's Proxy Procedures are consistent with the CSIM Proxy Procedures and CSIM's fiduciary duty with respect to its clients. The Proxy Committee will review any material amendments to ISS's Proxy Procedures to determine whether such procedures continue to be consistent with the CSIM Proxy Voting Procedures, and CSIM's fiduciary duty with respect to its clients.

      Except under the circumstances described below, the Proxy Committee will delegate to ISS responsibility for voting proxies on behalf of CSIM's clients in accordance with ISS's Proxy Procedures.

      For proxy issues that are not addressed by ISS's Proxy Procedures or are determined by the Proxy Committee or the applicable portfolio manager or other relevant portfolio management staff to raise significant concerns with respect to the accounts of CSIM clients, the Proxy Committee will review the analysis and recommendation of ISS. Examples of factors that could cause a matter to raise significant concerns include, but are not limited to: issues whose outcome has the potential to materially affect the company's industry, or regional or national economy, and matters which involve broad public policy developments which may similarly materially affect the environment in which the company operates. The Proxy Committee also will solicit input from the assigned portfolio manager and other relevant portfolio management staff for the particular portfolio security. After evaluating all such recommendations, the Proxy Committee will decide how to vote the shares and will instruct ISS to vote consistent with its decision. The Proxy Committee has the ultimate responsibility for making the determination of how to vote the shares in order to maximize the value of that particular holding.

            Conflicts of Interest. For all proxy issues, whether routine or non-routine, that present material conflicts of interest between CSIM, and/or any of its affiliates, and CSIM's clients, CSIM will delegate to ISS responsibility for voting such proxies in accordance with ISS's Proxy Procedures.

            Voting Foreign Proxies. CSIM has arrangements with ISS for voting proxies. However, voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities, due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:

            -     proxy statements and ballots written in a foreign language;

            -     untimely and/or inadequate notice of shareholder meetings;

            -     restrictions of foreigner's ability to exercise votes;

            -     requirements to vote proxies in person;

            - the imposition of restrictions on the sale of securities for a period of time in proximity to the shareholder meeting;

            - requirements to provide local agents with power of attorney to facilitate CSIM's voting instructions.

      In consideration of the foregoing issues, ISS uses its best-efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote.

            Sub-Advisory Relationships. For investment companies or other clients that CSIM has delegated day-to-day investment management responsibilities to an investment adviser, CSIM may delegate its responsibility to vote proxies with respect to such investment companies' or other clients' securities. Each Sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to exercise the voting rights associated with the securities as it has been allocated in the best interest of each investment company and its shareholders, or other client. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser's proxy voting policy to ensure that each Sub-adviser's proxy voting policy is generally consistent with the maximization of economic benefits to the investment company or other client.

      REPORTING AND RECORD RETENTION

      CSIM will maintain, or cause ISS to maintain, records which identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients proxy voting records and procedures.

      CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940 and the rules and regulations thereunder.

      PROXY COMMITTEE QUORUM

      Attendance by four members (or their respective designates) constitutes a quorum.

      ISS PROXY VOTING GUIDELINES SUMMARY

      Following is a concise summary of ISS's current proxy voting policy guidelines.

      1.    AUDITORS

      Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

      -     Tenure of the audit firm

      - Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

      -     Length of the rotation period advocated in the proposal

      -     Significant audit-related issues

      2.    BOARD OF DIRECTORS

      VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

      Generally, vote CASE-BY-CASE. But WITHHOLD votes from:

      - Insiders and affiliated outsiders on boards that are not at least majority independent

      -     Directors who sit on more than six boards

      - Compensation Committee members if there is a disconnect between the CEO's pay and performance

      CLASSIFICATION/DECLASSIFICATION OF THE BOARD

      Vote AGAINST proposals to classify the board.

      Vote FOR proposals to repeal classified boards and to elect all directors annually.

      INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

      Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines.

      MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

      Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

      OPEN ACCESS (SHAREHOLDER RESOLUTION)

      Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.

      3.    SHAREHOLDER RIGHTS

      SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

      Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

      Vote for proposals to allow or make easier shareholder action by written consent.

      SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

      Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

      Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

      SUPERMAJORITY VOTE REQUIREMENTS

      Vote AGAINST proposals to require a supermajority shareholder vote.

      Vote FOR proposals to lower supermajority vote requirements.

      CUMULATIVE VOTING

      Vote against proposals to eliminate cumulative voting.

      Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

      CONFIDENTIAL VOTING

      Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

      4.    PROXY CONTESTS

      VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

      Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

      REIMBURSING PROXY SOLICITATION EXPENSES

      Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

      5.    POISON PILLS

      Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

      6.    MERGERS AND CORPORATE RESTRUCTURINGS

      Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

      7.    REINCORPORATION PROPOSALS

      Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

      8.    CAPITAL STRUCTURE

      COMMON STOCK AUTHORIZATION

      Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

      Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

      Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

      DUAL-CLASS STOCK

      Vote AGAINST proposals to create a new class of common stock with superior voting rights.

      Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

            - It is intended for financing purposes with minimal or no dilution to current shareholders

            - It is not designed to preserve the voting power of an insider or significant shareholder

      9.    EXECUTIVE AND DIRECTOR COMPENSATION

      ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

      Vote AGAINST a plan if the cost exceeds the allowable cap.

      Vote FOR a plan if the cost is reasonable (below the cap) unless either of the following conditions apply:

      - The plan expressly permits repricing without shareholder approval for listed companies; or

      - There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on.

      MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

      Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

      -     Historic trading patterns

      -     Rationale for the repricing

      -     Value-for-value exchange

      -     Option vesting

      -     Term of the option

      -     Exercise price

      -     Participation

      EMPLOYEE STOCK PURCHASE PLANS

      Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

      Vote FOR employee stock purchase plans where all of the following apply:

            -     Purchase price is at least 85 percent of fair market value

            -     Offering period is 27 months or less, and

            -     Potential voting power dilution (VPD) is 10 percent or less.

      Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

      SHAREHOLDER PROPOSALS ON COMPENSATION

      Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

      - Advocate performance-based equity awards (indexed options, premium-priced options, performance-vested awards), unless the proposal is overly restrictive or the company already substantially uses such awards

      - Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

      10.   SOCIAL AND ENVIRONMENTAL ISSUES

      These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

      In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

      Vote:

      - FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

      - AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of July 2, 2004, the officers and trustees of the Trust, as a group, owned of record or beneficially, less than 1% of the outstanding voting securities of any class of each fund.

As of July 8, 2004, no persons or entity owned, of record or beneficially, more than 5% of the outstanding voting securities of any class of each fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES

                               INVESTMENT ADVISER

Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco, CA 94104, serves as the funds' investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (Advisory Agreement) between it and the Trust. Schwab is an affiliate of the investment adviser and is the Trust's distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.

For its advisory and administrative services to each fund, the investment adviser is entitled to receive a graduated annual fee payable monthly based on each fund's average daily net assets as described below.

First $1 billion - 0.38%
More than $1 billion but not exceeding $10 billion - 0.35%
More than $10 billion but not exceeding $20 billion - 0.32%
More than $20 billion but not exceeding $40 billion - 0.30%
More than $40 billion - 0.27%

For the period between April 30, 1999 and June 1, 2001, for its advisory services to each fund, the investment adviser was entitled to receive a graduated annual fee, payable monthly based on, each fund's average daily net assets of 0.38% of the first $1 billion, 0.35% over $1 billion but not exceeding $10 billion, 0.32% over $10 billion but not exceeding $20 billion, and 0.30% of such assets over $20 billion.

For the fiscal years ended December 31, 2001, 2002 and 2003, Schwab Municipal Money Fund paid investment advisory fees of $20,325,000 (fees were reduced by $15,884,000), $23,110,000 (fees were reduced by $16,061,000) and $26,881,000
(fees were reduced by $16,579,000), respectively.

For the fiscal years ended December 31, 2001, 2002 and 2003, Schwab California Municipal Money Fund paid investment advisory fees of $12,017,000 (fees were reduced by $9,450,000), $13,891,000 (fees were reduced by $9,274,000) and
$15,680,000 (fees were reduced by $10,033,000), respectively.

For the fiscal years ended December 31, 2001, 2002 and 2003, Schwab New York Municipal Money Fund paid investment advisory fees of $2,844,000 (fees were reduced by $2,363,000), $3,342,000 (fees were reduced by $2,495,000), and
$3,804,000 (fees were reduced by $2,561,000), respectively.

For the fiscal years ended December 31, 2001, 2002 and 2003, Schwab New Jersey Municipal Money Fund paid investment advisory fees of $481,000 (fees were reduced by $879,000), $590,000 (fees were reduced by $940,000), and $805,000
(fees were reduced by $987,000), respectively.

For the fiscal years ended December 31, 2001, 2002 and 2003, Schwab Pennsylvania Municipal Money Fund paid investment advisory fees of $285,000 (fees were reduced by $677,000), $394,000 (fees were reduced by $693,000), and $514,000
(fees were reduced by $711,000), respectively.

For the fiscal years ended December 31, 2001, 2002 and 2003, Schwab Florida Municipal Money Fund paid investment advisory fees of $787,000 (fees were reduced by $2,354,000), $932,000 (fees were reduced by $2,530,000), and
$1,798,000 (fees were reduced by $2,332,000), respectively.

For the period between May 16, 2003 and December 31, 2003, Schwab Massachusetts Municipal Fund paid investment advisory fees of $114,000 (fees were reduced by $732,000).

The investment adviser and Schwab have contractually guaranteed that through at least April 30, 2005, total annual operating expenses (excluding interest, taxes and certain non-routine expenses) of each of the Sweep Shares of the Schwab Municipal Money Fund, the Schwab California Municipal Money Fund, the Schwab New York Municipal Money Fund, the Schwab New Jersey Municipal Money Fund, the Schwab Pennsylvania Municipal Money Fund, the Schwab Florida Municipal Money Fund and the Schwab Massachusetts Municipal Money Fund will not exceed 0.66%, 0.65%, 0.69%, 0.65%, 0.65%, 0.66% and 0.60% respectively, of each class' average daily net assets.

The investment adviser and Schwab have contractually guaranteed that through at least April 30, 2005, total annual operating expenses (excluding interest, taxes and certain non-routine expenses) of each of the Value Advantage Shares of the Schwab Municipal Money Fund, Schwab California Municipal Money Fund and Schwab New York Municipal Money Fund will not exceed 0.45%, of each class' average daily net assets.

The investment adviser and Schwab have contractually guaranteed that through at least April 30, 2005, the total annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the Schwab Municipal Money Fund's Institutional Shares and Select Shares(R) will not exceed 0.24% and 0.35%, respectively.

The amount of the expense cap is determined in coordination with the Board of Trustees, and the expense cap is intended to limit the effects on shareholders of expenses incurred in the ordinary operation of a fund. The expense cap is not intended to cover all fund expenses, and a fund's expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest and taxes, nor does it cover extraordinary or non-routine expenses, if any, such as shareholder meeting costs.

                                   DISTRIBUTOR

Pursuant to an agreement, Schwab is the principal underwriter for shares of the funds and is the Trust's agent for the purpose of the continuous offering of the funds' shares. Each fund pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the agreement.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

Schwab provides fund information to shareholders, including share price, reporting shareholder ownership and account activities and distributing the funds' prospectuses, financial reports and other informational literature about the funds. Schwab maintains the office space, equipment and personnel necessary to provide these services. Schwab also distributes and markets SchwabFunds(R) and provides other services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.

For the services performed as transfer agent under its contract with each fund, Schwab is entitled to receive an annual fee from each fund's Sweep Shares, payable monthly in the amount of 0.25% of the Sweep Shares' average daily net assets.

For the services performed as transfer agent under its contract with the Schwab Municipal Money Fund, Schwab California Municipal Money Fund and Schwab New York Municipal Money Fund, Schwab is entitled to receive an annual fee from each fund's Value Advantage Shares and Schwab Municipal Money Fund's Institutional Shares and Select Shares(R), payable monthly in the amount of 0.05% of each share class' average daily net assets.

For the services performed as shareholder services agent under its contract with each fund, Schwab is entitled to receive an annual fee from each fund's Sweep Shares, payable monthly in the amount of 0.20% of the Sweep Shares' average daily net assets.

For the services performed as shareholder services agent under its contract with the Schwab Municipal Money Fund, Schwab California Municipal Money Fund and Schwab New York Municipal Money Fund, Schwab is entitled to receive an annual fee from each fund's Value Advantage Shares and Schwab Municipal Money Fund's Institutional Shares and Select Shares(R), payable monthly in the amount of 0.17% of each share class' average daily net assets.

                          CUSTODIAN AND FUND ACCOUNTANT

PFPC Trust Company, 8800 Tinicum Blvd., Third Floor, Suite 200, Philadelphia, PA 19153, serves as custodian for the funds, and PFPC, Inc., 103 Bellevue Parkway, Wilmington, DE 19809, serves as fund accountant.

The custodian is responsible for the daily safekeeping of securities and cash held or sold by the funds. The fund accountant maintains the books and records related to each fund's transactions.

                             INDEPENDENT ACCOUNTANTS

The funds' independent accountants, PricewaterhouseCoopers, LLP, audits and reports on the annual financial statements of each series of the Trust and reviews certain regulatory reports and each fund's federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the Trust engages them to do so. Their address is 333 Market Street, San Francisco, CA 94105. Each fund's audited financial statements for the fiscal year ended December 31, 2003, are included in the fund's annual report, which is a separate report supplied with the SAI.

                                 OTHER EXPENSES

The funds pay other expenses that typically are connected with the Trust's operations, and include legal, audit and custodian fees, as well as the costs of accounting and registration of the funds. Expenses not directly attributable to a particular fund will generally be allocated among the funds in the Trust on the basis of each fund's relative net assets at the time the expense is incurred.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

Because securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, the funds' portfolio turnover rate for reporting purposes is expected to be near zero.

                             PORTFOLIO TRANSACTIONS

Each of the funds paid no brokerage commissions during the last three fiscal years.

The investment adviser makes decisions with respect to the purchase and sale of portfolio securities on behalf of a fund. The investment adviser is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. Purchases and sales of securities on a stock exchange or certain riskless principal transactions placed on NASDAQ are typically effected through brokers who charge a commission for their services. Purchases and sales of fixed income securities may be transacted with the issuer, the issuer's underwriter, or a dealer. A fund does not usually pay brokerage commissions on purchases and sales of fixed income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The prices a fund pays to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. The money market securities in which the funds invest are traded primarily in the over-the-counter market and or purchased directly from the issuer or an underwriter or market maker. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked price. It is expected that the cost of executing portfolio securities transactions of the funds will primarily consist of dealer spreads and underwriting commissions.

The investment adviser seeks to obtain the best overall execution in executing portfolio transactions. The investment adviser may take a number of factors into account in selecting brokers or dealers to execute these transactions. Such factors may include, without limitation, the following: execution price; brokerage commission or dealer spread; size or type of the transaction; nature or character of the markets; clearance or settlement capability; reputation; financial strength and stability of the broker or dealer; efficiency of execution and error resolution; block trading capabilities; willingness to execute related or unrelated difficult transactions in the future; order of call; or provision of additional brokerage or research services or products.

The investment adviser may cause a fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services or products if the investment adviser believes that such commission is reasonable in relation to the services provided. In addition to agency transactions, the investment adviser may receive brokerage and research services or products in connection with certain riskless transactions, in accordance with applicable SEC guidelines. In both instances, these services or products may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The investment adviser may use research services furnished by brokers or dealers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions or spreads to the broker or dealer providing such services.

The investment adviser may receive a service from a broker or dealer that has both a "research" and a "non-research" use. When this occurs, the investment adviser will make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the investment adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the investment adviser faces a potential conflict of interest, but the investment adviser believes that the costs of such services may be appropriately allocated to their anticipated research and non-research uses.

A fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the investment adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances.

The investment adviser may place orders with electronic communications networks or other alternative trading systems. Placing orders with electronic communications networks or other alternative trading systems may enable a fund to trade directly with other institutional holders. At times, this may allow a fund to trade larger blocks than would be possible trading through a single market maker.

The investment adviser may aggregate securities sales or purchases among two or more clients. The investment adviser will not aggregate transactions unless it believes such aggregation is consistent with its duty to seek best execution for each affected client and is consistent with the terms of the investment advisory agreement for such client. In any single transaction in which purchases and/or sales of securities of any issuer for the account of a fund are aggregated with other accounts managed by the investment adviser, the actual prices applicable to the transaction will be averaged among the accounts for which the transaction is effected, including the account of the fund.

In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the funds on securities exchanges, the investment adviser follows procedures, adopted by the Board of Trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.

                             REGULAR BROKER-DEALERS

Each fund's regular broker-dealers during its most recent fiscal year are: (1) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the fund; (2) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (3) the ten broker-dealers that sold the largest dollar amount of the fund's shares. During the fiscal year ended December 31, 2003, no fund purchased securities issued by its regular broker-dealers.

                            DESCRIPTION OF THE TRUST

Each fund is a series of The Charles Schwab Family of Funds, an open-end investment management company organized as a Massachusetts business trust on October 20, 1989.

The Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each fund or share class. Each fund's or class' minimum initial investment, minimum additional investment and minimum balance requirements are set forth in the prospectus. These minimums may be waived for certain investors, including trustees, officers and employees of Schwab, or changed without prior notice. The minimums may also be waived for investment programs such as those programs designated for retirement savings, college savings or graduation gifts.

The funds may hold special meetings of shareholders, which may cause the funds to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

The bylaws of the Trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the Trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the Trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder. Moreover, the Trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations. There is a remote possibility that a fund could become liable for a misstatement in the prospectus or SAI about another fund.

As more fully described in each Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value per share as determined in accordance with the bylaws.

           PURCHASE, REDEMPTION AND PRICING OF SHARES AND DELIVERY OF
                              SHAREHOLDER DOCUMENTS

                  PURCHASING AND REDEEMING SHARES OF THE FUNDS

The funds are open each day that both the New York Stock Exchange (NYSE) and the Federal Reserve Bank of New York (the Fed) are open. The NYSE's trading session is normally conducted from 9:30 a.m. Eastern time until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE's trading sessions closes early. The funds reserve the right to open for business on days the NYSE is closed but the Fed is open. The following holiday closings are currently scheduled for 2004: New Year's Day, Martin Luther King Jr.'s Birthday (observed), Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day (observed), Veterans' Day (observed), Thanksgiving Day and Christmas Day. On any day that the Fed, NYSE or principal government securities markets close early, the funds reserve the right to advance the time by which purchase, redemption and exchange orders must be received by the funds' transfer agent.

As long as the funds or Schwab follow reasonable procedures to confirm that your telephone or Internet order is genuine, they will not be liable for any losses an investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or confirmation before acting upon any telephone or Internet order, providing written confirmation of telephone or Internet orders and tape recording all telephone orders.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab.

Each fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board of Trustees may deem advisable. Payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of a fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in "Pricing of Shares". A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.

Each of Schwab California Municipal Money Fund and Schwab New York Municipal Money Fund is composed of two classes of shares. Schwab Municipal Money Fund is composed of four share classes. Each fund's share classes share a common investment portfolio and objective but have different minimum investment requirements and different expenses. The Sweep Shares are designed to provide convenience through automatic investment of uninvested cash balances and automatic redemptions for transactions in your Schwab account, although shares also may be purchased directly. The Value Advantage, Select and Institutional Shares do not have a sweep feature, but rather must be purchased directly.

                         EXCHANGING SHARES OF THE FUNDS

Shares of any SchwabFund, including any class of shares, may be sold and the shares of any other SchwabFund or class purchased, provided the minimum investment and any other requirement of the fund or class purchased are satisfied. Without limiting this privilege, "an exchange order," which is a simultaneous order to sell shares of one fund or class and automatically invest the proceeds in another fund or class, may not be executed between shares of Sweep Investments(R) and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement or by direct order as long as you meet the minimums for direct investments.

The funds and Schwab reserve certain rights with regard to exchanging shares of the funds. These rights include the right to: (i) refuse any purchase or exchange order that may negatively impact the fund's operations; (ii) refuse orders that appear to be associated with short-term trading activities; and
(iii) modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

                                PRICING OF SHARES

Each fund values its portfolio instruments at amortized cost, which means they are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made to compare the value of a fund's investments at amortized cost with market values. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available are required to be valued at fair value using procedures approved by the Board of Trustees. The funds use approved pricing services to provide values for their portfolio securities. Securities may be fair valued pursuant to procedures approved by the funds' Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the NYSE that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

The amortized cost method of valuation seeks to maintain a stable net asset value per share (NAV) of $1.00, even where there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can in certain circumstances lead to a dilution of a shareholder's interest.

If a deviation of 1/2 of 1% or more were to occur between the NAV calculated using market values and a fund's $1.00 NAV calculated using amortized cost or if there were any other deviation that the Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated.

If a fund's NAV calculated using market values declined, or was expected to decline, below a fund's $1.00 NAV calculated using amortized cost, the Board of Trustees might temporarily reduce or suspend dividend payments in an effort to maintain a fund's $1.00 NAV. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a fund's NAV (calculated using market values) were to increase, or were anticipated to increase above a fund's $1.00 NAV (calculated using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain a fund's $1.00 NAV.

                        DELIVERY OF SHAREHOLDER DOCUMENTS

Typically once a year, an updated prospectus will be mailed to shareholders describing each fund's investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing each fund's performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called "householding." If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.

                                    TAXATION

                      FEDERAL TAX INFORMATION FOR THE FUNDS

It is each fund's policy to qualify for taxation as a "regulated investment company" (RIC) by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). By qualifying as a RIC, each fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.

The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

                 FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in the funds' prospectuses and only summarizes some of the important federal tax considerations generally affecting shareholders of the funds. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in a fund.

On each business day that the NAV of a fund is determined, such fund's net investment income will be declared as of the close of the fund (normally 4:00 p.m. Eastern time) as a daily dividend to shareholders of record. Your daily dividend is calculated each business day by applying the daily dividend rate by the number of shares owned, and is rounded to the nearest penny. The daily dividend is accrued each business day, and the sum of the daily dividends is paid monthly. For each fund, dividends will normally be reinvested monthly in shares of the fund at the NAV on the 15th day of each month, if a business day, otherwise on the next business day, except in December when dividends are reinvested on the last business day of December. If cash payment is requested, checks will normally be mailed on the business day following the reinvestment date. Each fund will pay shareholders, who redeem all of their shares, all dividends accrued to the time of the redemption within 7 days.

Each fund calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a fund generally consists of: (1) accrued interest income, plus or minus amortized discount or premium, minus (2) accrued expenses allocated to that fund. If a fund realizes any capital gains, they will be distributed at least once during the year as determined by the Board of Trustees.

Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. A fund may adjust its schedule for the reinvestment of distributions for the month of December to assist in complying with the reporting and minimum distribution requirements of the Code.

The funds do not expect to realize any long-term capital gains. However, long-term capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares. If you receive a long-term capital gains distribution with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gains distribution, be treated as a long-term capital loss. Distributions by a fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.

Each fund may engage in investment techniques that may alter the timing and character of its income. Each fund may be restricted in its use of these techniques by rules relating to its qualification as a regulated investment company.

Each fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the funds generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) who is physically present in the U.S. for 183 days or more per year as determined under certain IRS rules. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

If, at the close of each quarter of its taxable year, at least 50% of the value of a fund's assets consist of obligations the interest on which is excludable from gross income, the fund may pay "exempt-interest dividends" to its shareholders. Those dividends constitute the portion of the aggregate dividends as designated by the fund, equal to the excess of the excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a shareholder's gross income for federal income tax purposes.

Tax-exempt income, including exempt interest dividends paid by a fund, are taken into account in determining whether a portion of a shareholder's social security or railroad retirement benefits will be subject to federal income.

Exempt-interest dividends may nevertheless be subject to the federal alternative minimum tax (AMT) imposed by Section 55 of the Code. The AMT is imposed at rates of 26% and 28%, in the case of non-corporate taxpayers, and at the rate of 20%, in the case of corporate taxpayers, to the extent it exceeds the taxpayer's federal income tax liability. The AMT may be imposed in the following two circumstances. First, exempt-interest dividends derived from certain private activity bonds issued after August 7, 1986, will generally be an item of tax preference (and, therefore, potentially subject to AMT) for both corporate and non-corporate taxpayers. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in Section 56(g) of the Code, in calculating the corporations' alternative minimum taxable income for purposes of determining the AMT.

Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest that may have an effect on the ability of a fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of "exempt-interest dividends."

Interest on indebtedness incurred or continued by a shareholder in order to purchase or carry shares of the funds is not deductible for federal income tax purposes. Furthermore, these funds may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to "substantial users") or facilities financed by industrial development private activity bonds. Such persons should consult their tax advisors before purchasing shares. A "substantial user" is defined generally to include "certain persons" who regularly use in their trade or business a part of a facilities financed from the proceeds of such bonds.

Because the taxable portion of a fund's investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, are expected to qualify under the Code for the dividends received deduction for corporations or as qualified dividend income eligible for reduced tax rates.

The redemption or exchange of the shares of a fund may result in capital gain or loss to the shareholders. Generally, if a shareholder holds the shares as a capital asset, any gain or loss will be long-term gain or loss if the shares have been held for more than one year. Capital gains of corporate shareholders are subject to regular corporate tax rates. For non-corporate taxpayers, gain on the sale of shares held for more than 12 months will generally be taxed at the rate applicable to long-term capital gains, while gain on the sale of shares held for less than one year will generally be taxed at ordinary income rates.

                            STATE TAX CONSIDERATIONS

The following tax discussion summarizes general state tax laws which are currently in effect and are subject to change by legislative or administrative action; any such changes may be retroactive with respect to the applicable fund's transactions. Investors should consult a tax advisor for more detailed information about state taxes to which they may be subject.

                          CALIFORNIA TAX CONSIDERATIONS

The Schwab California Municipal Money Fund intends to qualify to pay dividends to shareholders that are exempt from California personal income tax ("California exempt-interest dividends"). The fund will qualify to pay California exempt-interest dividends if (1) at the close of each quarter of the fund's taxable year, at least 50% of the value of the fund's total assets consists of obligations the interest on which would be exempt from California personal income tax if the obligations were held by an individual ("California Tax Exempt Obligations") and (2) the fund continues to qualify as a regulated investment company.

If the fund qualifies to pay California exempt-interest dividends to shareholders, dividends distributed to shareholders will be considered California exempt-interest dividends (1) if they are designated as exempt-interest dividends by the fund in a written notice to shareholders mailed within 60 days of the close of the fund's taxable year and (2) to the extent the interest received by the fund during the year on California Tax Exempt Obligations exceeds expenses of the fund that would be disallowed under California personal income tax law as allocable to tax exempt interest if the fund were an individual. If the aggregate dividends so designated exceed the amount that may be treated as California exempt-interest dividends, only that percentage of each dividend distribution equal to the ratio of aggregate California exempt-interest dividends to aggregate dividends so designated will be treated as a California exempt-interest dividend. The fund will notify its shareholders of the amount of exempt-interest dividends each year.

Corporations subject to California franchise tax that invest in the fund may not be entitled to exclude California exempt-interest dividends from income.

Dividend distributions that do not qualify for treatment as California exempt-interest dividends (including those dividend distributions to shareholders taxable as long-term capital gains for federal income tax purposes) will be taxable to shareholders at ordinary income tax rates for California personal income tax purposes to the extent of the fund's earnings and profits.

Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the fund will not be deductible for California personal income tax purposes if the fund distributes California exempt-interest dividends.

                          NEW YORK TAX CONSIDERATIONS

Dividends paid by the Schwab New York Municipal Money Fund that are derived from interest on municipal securities issued by New York State and its political subdivisions or any agency or instrumentality thereof which interest would be exempt under federal law from New York State tax if held by an individual, will be exempt from New York State and New York City personal income and unincorporated business taxes, but not corporate franchise taxes. Dividends paid by the fund that are derived from interest on municipal securities issued by New York and its political subdivisions or any agency or instrumentality thereof will be subject to the New York State corporate franchise tax and the New York City general corporation tax only if the entity receiving the dividends has a sufficient nexus with New York State or New York City.

Other dividends and distributions from other state's municipal securities, U.S. government obligations, taxable income and capital gains that are not exempt from state taxation under federal law and distributions attributable to capital gains, will be subject to New York State personal income tax and New York City personal income tax. Gain from the sale, exchange or other disposition of shares will be subject to the New York State personal income and franchise taxes and the New York City personal income, unincorporated business and general corporation taxes. In addition, interest or indebtedness incurred by a shareholder to purchase or carry shares of the fund is not deductible for New York personal income tax purposes to the extent that it relates to New York exempt-interest dividends distributed to a shareholder during the taxable year.

                          NEW JERSEY TAX CONSIDERATIONS

Under current law, investors in the Schwab New Jersey Municipal Money Fund will not be subject to the New Jersey Gross Income Tax on distributions from the fund attributable to interest income from (and net gain, if any, from the fund's disposition of) New Jersey Municipal Securities or obligations of the United States, its territories and possessions and certain of its agencies and instrumentalities ("Federal Securities") held by the fund, either when received by the fund or when credited or distributed to the investors, provided that the fund meets the requirements for a qualified investment fund by: (1) maintaining its registration as a registered investment company with the SEC; (2) investing at least 80% of the aggregate principal amount of the fund's investments, excluding financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent such instruments are authorized under the regulated investment company rules under the Code, cash and cash items, which cash items shall include receivables, in New Jersey municipal securities or federal securities at the close of each quarter of the tax year; (3) investing 100% of its assets in interest-bearing obligations, discount obligations, cash and cash items, including receivables, financial options, futures forward contracts, or other similar financial instruments relating to interest-bearing obligations, discount obligations or bond indexes related thereto; and (4) complying with certain continuing reporting requirements.

However, in Colonial Trust III and Investment Company Institute v. Director, Division of Taxation, DKT No. 009777-93 (NJ Tax Court, Feb. 21, 1997) the New Jersey Tax Court nullified the New Jersey threshold requirements stated above. The court ruled that New Jersey could not impose its gross income tax on shareholder distributions attributable to interest paid on obligations of the United States government from a mutual fund that did not meet the requirements to be a qualified investment fund. The state of New Jersey indicates that its existing statutes and regulation are under review.

For New Jersey Gross Income Tax purposes, net income or gains and distributions derived from investments in other than New Jersey municipal securities and federal securities, and distributions from net realized capital gains in respect of such investments, will be taxable.

Gain on the disposition of shares is not subject to New Jersey Gross Income Tax, provided that the fund meets the requirements for a qualified investment fund set forth above.

                         PENNSYLVANIA TAX CONSIDERATIONS

For purposes of the Pennsylvania Personal Income Tax and the Philadelphia School District Investment Net Income Tax, distributions which are attributable to interest received by the Schwab Pennsylvania Municipal Money Fund from its investments in Pennsylvania Municipal Securities or obligations of the United States, its territories and possessions and certain of its agencies and instrumentalities (Federal Securities) are not taxable. Distributions by the fund to a Pennsylvania resident that are attributable to most other sources may be subject to the Pennsylvania Personal Income Tax and (for residents of Philadelphia) to the Philadelphia School District Investment Net Income Tax.

Distributions paid by the fund, which are excludable as exempt income for federal tax purposes, are not subject to the Pennsylvania corporate net income tax. An additional deduction from Pennsylvania taxable income is permitted for the amount of distributions paid by the fund attributable to interest received by the fund from its investments in Pennsylvania municipal securities and federal securities to the extent included in federal taxable income, but such a deduction is reduced by any interest on indebtedness incurred to carry the securities and other expenses incurred in the production of such interest income, including expenses deducted on the federal income tax return that would not have been allowed under the Code if the interest were exempt from federal income tax. Distributions by the fund attributable to most other sources may be subject to the Pennsylvania corporate net income tax. It is the current position of the Pennsylvania Department of Revenue that fund shares are considered exempt assets (with a pro rata exclusion based on the value of the fund attributable to its investments in Pennsylvania municipal securities and federal securities) for purposes of determining a corporation's stock value subject to the Commonwealth's capital stock tax or franchise tax.

The fund intends to invest primarily in obligations which produce interest exempt from federal and Pennsylvania taxes. If the fund invests in obligations that are not exempt for Pennsylvania purposes but are exempt for federal purposes, a portion of the fund's distributions will be subject to Pennsylvania personal income tax.

Shares of the Schwab Pennsylvania Municipal Money Fund may be subject to the Pennsylvania inheritance tax and the Pennsylvania estate tax if held by a Pennsylvania decedent at the time of death.

                             FLORIDA INTANGIBLE TAX

Florida does not currently impose an income tax on individuals; therefore distributions made by the Schwab Florida Municipal Money Fund to Florida residents will not be subject to state income taxes in Florida. Distributions made to shareholders which are Florida corporations may be subject to Florida's corporate income tax. If you are subject to income tax in a state other than Florida, the dividends derived from Florida state and municipal obligations may be taxable.

Florida imposes an intangible personal property tax of 0.10% on all intangible personal property owned by Florida residents on January 1st of each year, including stocks and other securities. Certain types of property are exempt from the intangible tax such as, securities issued by the United States government or its agencies and obligations issued by the State of Florida or its municipalities or counties. The shares of the Florida fund will be exempt from Florida's intangible tax for any given year, if as of the close of business on December 31st of the previous year, 90% or more of the net asset value of the fund's assets consists of exempt securities.

Therefore, in order for the fund and its shareholders to benefit from the exemption, the fund may have to sell any non-exempt securities which it holds in its portfolio prior to the close of business on December 31st of each year. This may cause the fund to liquidate certain of its investments when it would be disadvantageous to do so in order to qualify for the exemption thereby reducing the fund's aggregate investment return.

                        MASSACHUSETTS TAX CONSIDERATIONS

Under current law, investors in the fund will not be subject to the Massachusetts personal income tax on distributions from the fund attributable to interest income from Massachusetts municipal securities or obligations of the United States, its territories and possessions and certain of its agencies and instrumentalities. Massachusetts requires that the fund properly designate such dividends in a written notice mailed to the fund's shareholders not later than sixty days after the close of the fund's taxable year.

Distributions which qualify as capital gain dividends for federal income tax purposes also are exempt from Massachusetts personal income taxation, to the extent that the distributions are attributable to gains from the sale or exchange of certain Massachusetts obligations, and are properly designated as such in a written notice mailed to the fund's shareholders not later than sixty days after the close of the fund's tax year.

Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to Massachusetts corporate excise tax.

                   APPENDIX - RATINGS OF INVESTMENT SECURITIES

                                COMMERCIAL PAPER

                            MOODY'S INVESTORS SERVICE

Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) of commercial paper with this rating are considered to have a superior ability to repay short-term promissory obligations. Issuers (or related supporting institutions) of securities rated Prime-2 are viewed as having a strong capacity to repay short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of issuers whose commercial paper is rated Prime-1 but to a lesser degree.

                          STANDARD & POOR'S CORPORATION

An S&P A-1 commercial paper rating indicates a strong degree of safety regarding timely payment of principal and interest. Issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                                   FITCH, INC.

F1+ is the highest category, and indicates the strongest degree of assurance for timely payment. Issues rated F1 reflect an assurance of timely payment only slightly less than issues rated F1+. Issues assigned an F2 rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues in the first two rating categories.

              SHORT-TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS

                            MOODY'S INVESTORS SERVICE

Short-term notes/variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2/VMIG-2 are of high quality and enjoy ample margins of protection although not as large as those of the top rated securities.

                          STANDARD & POOR'S CORPORATION

An S&P SP-1 rating indicates that the subject securities' issuer has a very strong capacity to pay principal and interest. Issues determined to possess very strong safety characteristics are given a plus (+) designation. S&P's determination that an issuer has a strong capacity to pay principal and interest is denoted by an SP-2 rating.